Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2021 and 2020

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion

We have audited the financial statements of Lincoln Life & Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS).  Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report.  We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion.  Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists.  The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.  Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks.  Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2022

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2021	2020
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 – $7,394; 2020 – $7,266; allowance for credit losses: 2021 – $0; 2020 – $0)	$8,617	$8,848
Equity securities	7	1
Mortgage loans on real estate, net of allowance for credit losses	961	943
Policy loans	217	231
Derivative investments	7	9
Other investments	6	19
Total investments	9,815	10,051
Cash and invested cash	56	103
Deferred acquisition costs and value of business acquired	281	347
Premiums and fees receivable	26	11
Accrued investment income	91	92
Reinsurance recoverables, net of allowance for credit losses	514	527
Reinsurance related embedded derivatives	-	18
Goodwill	26	26
Other assets	1,828	1,716
Separate account assets	8,475	7,734
Total assets	$21,112	$20,625

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,932	$1,897
Other contract holder funds	5,421	5,482
Funds withheld reinsurance liabilities	1,610	1,593
Income taxes payable	359	477
Other liabilities	281	103
Separate account liabilities	8,475	7,734
Total liabilities	18,078	17,286

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,347	1,408
Accumulated other comprehensive income (loss)	746	990
Total stockholder’s equity	3,034	3,339
Total liabilities and stockholder’s equity	$21,112	$20,625

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Revenues
Insurance premiums	$200	$153	$167
Fee income	316	326	337
Net investment income	394	381	399
Realized gain (loss)	-	40	29
Other revenues	1	-	1
Total revenues	911	900	933
Expenses
Interest credited	191	198	198
Benefits	423	403	405
Commissions and other expenses	348	229	78
Total expenses	962	830	681
Income (loss) before taxes	(51)	70	252
Federal income tax expense (benefit)	(15)	10	47
Net income (loss)	(36)	60	205
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(244)	511	459
Total other comprehensive income (loss), net of tax	(244)	511	459
Comprehensive income (loss)	$(280)	$571	$664

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2021	2020	2019

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,408	1,468	1,349
Cumulative effect from adoption of new accounting standards	-	(18)	-
Net income (loss)	(36)	60	205
Dividends paid to The Lincoln National Life Insurance Company	(25)	(102)	(86)
Balance as of end-of-year	1,347	1,408	1,468
Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	990	479	20
Other comprehensive income (loss), net of tax	(244)	511	459
Balance as of end-of-year	746	990	479
Total stockholder’s equity as of end-of-year	$3,034	$3,339	$2,888

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Cash Flows from Operating Activities
Net income (loss)	$(36)	$60	$205
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	-	(40)	(29)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	99	92	(96)
Premiums and fees receivable	(15)	(1)	(4)
Accrued investment income	1	-	2
Insurance liabilities and reinsurance-related balances	(109)	(47)	(137)
Accrued expenses	101	8	(4)
Federal income tax accruals	(45)	(21)	40
Other	(27)	29	12
Net cash provided by (used in) operating activities	(31)	80	(11)

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(654)	(646)	(723)
Sales of available-for-sale securities and equity securities	64	204	266
Maturities of available-for-sale securities	444	289	510
Issuance of mortgage loans on real estate	(107)	(96)	(194)
Repayment and maturities of mortgage loans on real estate	92	61	96
Issuance and repayment of policy loans, net	14	14	16
Net change in collateral on derivatives and related settlements	13	82	46
Other	-	(1)	-
Net cash provided by (used in) investing activities	(134)	(93)	17

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	39	(26)	(24)
Deposits of fixed account values, including the fixed portion of variable	459	491	587
Withdrawals of fixed account values, including the fixed portion of variable	(325)	(361)	(345)
Transfers to and from separate accounts, net	(30)	34	(84)
Common stock issued for benefit plans	-	(2)	(3)
Dividends paid to The Lincoln National Life Insurance Company	(25)	(102)	(86)
Net cash provided by (used in) financing activities	118	34	45

Net increase (decrease) in cash, invested cash and restricted cash	(47)	21	51
Cash, invested cash and restricted cash as of beginning-of-year	103	82	31
Cash, invested cash and restricted cash as of end-of-year	$56	$103	$82

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of wealth protection, accumulation, retirement income and group protection products and solutions.  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 16 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic.  Actual results could differ from these estimates and assumptions.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), income taxes including the recoverability of our deferred tax assets and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However,

Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	The extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary.  If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on our Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value.  Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met.  Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.

Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.  Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans.  Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments.  Credit loss estimates are segmented by mortgage loans and unfunded commitments related to mortgage loans.

The allowance for credit losses for pooled loans of similar risk is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions.  Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant.  We apply probability weights to the positive, base and adverse scenarios we use.  For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses.  Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on our Balance Sheets.  Changes in the allowance are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).  Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the mortgage loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.  These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to mortgage loans.  As such, an allowance for credit losses is developed based on the process outlined above, along with an internally developed conversion factor.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk and equity market risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We have certain variable annuity products that contain embedded derivatives that are reported as either assets or liabilities on our Balance Sheets.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consists primarily of cash collateral receivables related to our derivative instruments and Federal Home Loan Bank (“FHLB”) common stock.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure.  Cash collateral we have posted to a counterparty is recorded within other investments.  Cash collateral a counterparty has posted is recorded within other liabilities.  We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported within other assets on our Balance Sheets.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  Amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

Acquisition costs for all traditional contracts, including term life insurance, individual whole life and group business, are amortized over the premium-paying period or level term period, depending on the contract, which generally results in amortization less than or equal to 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no intangible balance or related amortization for fixed and variable payout annuities.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, death benefits expected to be paid, net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

During the third quarter of each year, we conduct our comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL.  These assumptions include, but are not limited to, capital markets, investment margins, mortality rates, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI and DFEL.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Balance Sheets.  Assets and liabilities and revenue and expenses from certain reinsurance contracts that grant statutory surplus relief are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received to be considered on deposit with the reinsurer and such amounts are reported in other assets on our Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets.  As such, we performed a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting.  The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our loss estimate.  We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment.  We updated reinsurer credit ratings during the quarter to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers.  To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses.  We applied probability weights to the positive, base and adverse scenarios.  For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable.  Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset.  Credit loss estimates are segmented based on counterparty credit risk.  Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions.  For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk.  Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement.  As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization.  This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in time of default.  Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on our Balance Sheets.  Changes in the allowance for credit losses are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).  Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, certain guaranteed living benefit (“GLB”) features, DSI, specifically identifiable intangible assets and other receivables.  Other liabilities consist primarily of current and deferred taxes, certain GLB features, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, employee benefit liabilities, collateral payable for derivative investments, short-term debt and accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of contract holders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Balance Sheets based on the fair value of the underlying investments.  The underlying investments consist primarily of mutual funds, fixed maturity securities, short-term investments and cash.  Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the contract holders; therefore, they are not reflected in the Statements of Comprehensive Income (Loss), and the Statements of Cash Flows do not reflect investment activity of the separate accounts.  Asset-based fees and contract administration charges are assessed against the accounts and included within fee income on the Statements of Comprehensive Income (Loss).  An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the contract holder.

Future Contract Benefits

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  We continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.

The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality rates and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to7.75% depending on the time of contract issue.  The liabilities for future contract benefits and claims reserves for immediate and deferred paid-up annuities are computed using investment yield assumptions that range from 1.0% to 7.5%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  Dividends to participating policies were $19 million, $20 million and $20 million for the years ended December 31, 2021, 2020 and 2019, respectively.

We issue variable annuity and life contracts through separate accounts that may include various types of guaranteed benefits.  The liabilities for these guarantees are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less payments made in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked or, in other words, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).  During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these reserves and unlock assumptions similar to the DAC discussion above.  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these reserves.  The change in liability impacts EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We report the insurance portion of the reserves in future contract benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality rates, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.  As discussed in Note 4, we use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

Other Contract Holder Funds

Other contract holder funds includes account balances on UL and VUL insurance and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, asset-based fees and contract administration charges, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products.  During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and unlock assumptions similar to the DAC discussion above.  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these embedded derivatives.  Other contract holder funds also includes DFEL (see “DAC, VOBA, DFEL and DSI” above), dividends payable to contract holders and undistributed earnings on participating business.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur.  Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned.  Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.  For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance, certain annuities with life contingencies and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance and term life insurance.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses.  Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Post-Retirement Benefit Plans

Our employees participate in the following post-retirement benefit plans that are sponsored by LNC and LNL:

•	Defined benefit pension plans for certain employees and agents;
•	Other post-retirement benefit plans for certain retired employees and agents that provide health care and life insurance;
•	Tax-qualified defined contribution plans for eligible employees and agents; and
•	Non-qualified deferred compensation plans for certain current and former employees, agents and non-employee directors.

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

Our employees and agents are included in LNC’s stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units.  In general, we expense the fair value of stock awards included in LNC’s incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

2.  New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements.  ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.  The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform.  If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform.  Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met.  The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions.  The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2022.

March 12, 2020 through December 31, 2022

This standard may be elected and applied prospectively as reference rate reform unfolds.  We have elected practical expedients to maintain hedge accounting for certain derivatives.  We will continue to evaluate our options under this guidance as our reference rate reform adoption process continues.  This ASU has not had a material impact to our financial condition and results of operations, but we will continue to evaluate those impacts as our transition progresses.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and deferred acquisition costs.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  The ASU is effective January 1, 2023, and early adoption is permitted.

January 1, 2023

We will adopt this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for market risk benefits in which we will apply a full retrospective transition approach.

We continue to make progress in our implementation process that includes, but is not limited to, making significant accounting policy decisions, employing appropriate internal controls, building and updating actuarial models and systems, revising reporting processes and developing informative qualitative and quantitative disclosures.  In 2022, we will begin the process of recording our transition adjustments and restating applicable prior periods.

We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations and will be able to better assess the effects as we progress with our implementation efforts.  For example, upon adoption, there will be adjustments to retained earnings resulting from the remeasurement of certain current benefits (e.g., guaranteed minimum death benefits on variable annuities) to fair valued market risk benefits, excluding the portion attributable to non-performance risk, which will result in an impact to AOCI.  There will be additional impacts to AOCI resulting from the remeasurement of in-force future contract benefits using current upper-medium grade fixed income instrument yields as well as the elimination of shadow accounting for DAC and DAC-like intangibles.  While the impact may be material, the magnitude is currently being assessed.

3.  Investments

Fixed Maturity AFS Securities

In 2020, we adopted ASU 2016-13, Financial Instruments – Credit Losses (Topic 326):  Measurement of Credit Losses on Financial Instruments and related amendments (“ASU 2016-13”), which resulted in a new recognition and measurement of credit losses on most financial assets.

The amortized cost, gross unrealized gains, losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2021
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$6,286	$1,092	$16	$-	$7,362
U.S. government bonds	14	2	-	-	16
State and municipal bonds	494	101	1	-	594
Foreign government bonds	30	3	-	-	33
RMBS	288	24	-	-	312
CMBS	89	2	2	-	89
ABS	145	11	1	-	155
Hybrid and redeemable preferred securities	48	10	2	-	56
Total fixed maturity AFS securities	$7,394	$1,245	$22	$-	$8,617

	As of December 31, 2020
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$6,175	$1,405	$4	$-	$7,576
U.S. government bonds	15	3	-	-	18
State and municipal bonds	479	119	-	-	598
Foreign government bonds	25	5	-	-	30
RMBS	321	37	-	-	358
CMBS	49	3	-	-	52
ABS	124	10	-	-	134
Hybrid and redeemable preferred securities	78	10	6	-	82
Total fixed maturity AFS securities	$7,266	$1,592	$10	$-	$8,848

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2021, were as follows:

‘

	Amortized	Fair
	Cost	Value
Due in one year or less	$97	$98
Due after one year through five years	591	633
Due after five years through ten years	987	1,115
Due after ten years	5,197	6,215
Subtotal	6,872	8,061
Structured securities (RMBS, CMBS, ABS)	522	556
Total fixed maturity AFS securities	$7,394	$8,617

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2021
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$431	$13	$38	$3	$469	$16
State and municipal bonds	36	1	-	-	36	1
CMBS	53	2	-	-	53	2
ABS	62	1	-	-	62	1
Hybrid and redeemable
preferred securities	-	-	19	2	19	2
Total fixed maturity AFS securities	$582	$17	$57	$5	$639	$22

Total number of fixed maturity AFS securities in an unrealized loss position						188

	As of December 31, 2020
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$116	$3	$5	$1	$121	$4
Hybrid and redeemable
preferred securities	44	6	-	-	44	6
Total fixed maturity AFS securities	$160	$9	$5	$1	$165	$10

Total number of fixed maturity AFS securities in an unrealized loss position						41

(1)	As of December 31, 2021 and 2020, we recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

As of December 31, 2021
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Nine months or greater, but less than twelve months	$-	$-	-

As of December 31, 2020
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Nine months or greater, but less than twelve months	$4	$1	1

(1)	We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $12 million for the year ended December 31, 2021.  As discussed further below, we believe the unrealized loss position as of December 31, 2021, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss.  Based upon this evaluation as of December 31, 2021, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2021, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2021, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2021, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

There was less than $1 million of changes in the allowance for credit losses on fixed maturity AFS securities for the years ended December 31, 2021 and 2020.  Accrued interest receivable on fixed maturity AFS securities totaled $79 million as of December 31, 2021 and 2020, and was excluded from the estimate of credit losses.

Changes in the amount of credit loss of other-than-temporary impairment (“OTTI”) recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

For the
Year
Ended
December 31,
2019
Balance as of beginning-of-year	$39
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	-
Decreases attributable to:
Securities sold, paid down or matured	(18)
Balance as of end-of-year	$21

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2021	2020
Current	$965	$951
30 to 59 days past due	-	-
60 to 89 days past due	-	-
90 or more days past due	-	-
Allowance for credit losses	(4)	(8)
Unamortized premium (discount)	-	-
Mark-to-market gains (losses)	-	-
Total carrying value	$961	$943

Our mortgage loan portfolio has the largest concentrations in New York, which accounted for 34% and 39% of mortgage loans on real estate as of December 31, 2021 and 2020, respectively, and California, which accounted for 23% and 22% of mortgage loans on real estate as of December 31, 2021 and 2020, respectively.

For our mortgage loans, there were no specifically identified impaired loans as of December 31, 2021 and 2020.  There were no mortgage loans on real estate on nonaccrual status as of December 31, 2021 and 2020.

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate.  The amortized cost of mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2021
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2021	$107	3.15	$-	-	$-	-	$107
2020	89	3.18	-	-	-	-	89
2019	180	2.67	-	-	-	-	180
2018	104	2.30	3	1.56	8	1.02	115
2017	116	2.32	-	-	-	-	116
2016 and prior	351	2.77	7	0.81	-	-	358
Total	$947		$10		$8		$965

	As of December 31, 2020
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2020	$90	3.16	$-	-	$-	-	$90
2019	188	2.85	-	-	-	-	188
2018	116	2.08	3	1.62	8	0.71	127
2017	119	2.30	5	1.59	-	-	124
2016	103	1.74	-	-	-	-	103
2015 and prior	314	2.95	5	2.23	-	-	319
Total	$930		$13		$8		$951

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Years Ended
	December 31,
	2021	2020
Balance as of beginning-of-year	$8	$-
Impact of adopting ASU 2016-13	-	3
Additions (reductions) from provision for credit loss expense (1)	(4)	5
Additions from purchases of PCD mortgage loans on real estate (2)	-	-
Balance as of end-of-year (3)	$4	$8

(1)

Due to improving economic projections, the provision for credit loss expense decreased by $4 million for the year ended December 31, 2021.  We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2021.    Due to changes in economic projections driven by the impact of the COVID-19 pandemic, the provision for credit loss expense increased by $5 million for the year ended December 31, 2020.  We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2020.

(2)	Represents purchased credit-deteriorated (“PCD”) mortgage loans on real estate.
(3)	Accrued interest receivable on mortgage loans on real estate totaled $3 million as of December 31, 2021 and 2020, and was excluded from the estimate of credit losses.

There were no changes in the valuation allowance associated with impaired mortgage loans on real estate for the year ended December 31, 2019.

Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Fixed maturity AFS securities	$326	$329	$340
Mortgage loans on real estate	37	37	36
Policy loans	12	13	15
Invested cash	-	1	1
Commercial mortgage loan prepayment
and bond make-whole premiums	20	3	10
Other investments	1	-	-
Investment income	396	383	402
Investment expense	(2)	(2)	(3)
Net investment income	$394	$381	$399

Impairments on Fixed Maturity AFS Securities

For the years ended December 31, 2021 and 2020, we recognized  less than $1 million of credit loss expense and write-downs taken as a result of impairments through net income (loss), pursuant to ASU 2016-13.  For the year ended December 31, 2019, prior to the adoption of ASU 2016-13, we did not recognize any write-downs taken as a result of OTTI through net income (loss), and we recorded less than $1 million of OTTI recognized in OCI.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2021		As of December 31, 2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$7	$7	$8	$8

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  This also includes interest payable on collateral.  See Note 4 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2021	2020	2019
Collateral payable for derivative investments	$(1)	$(6)	$14

Investment Commitments

As of December 31, 2021, our investment commitments were $62 million, which included $38 million of private placement securities and $24 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2021, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association and by the Federal National Mortgage Association with a fair value of $115 million and $97 million, respectively, or 1% of total investments.  As of December 31, 2020, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association and by the Federal Home Loan Mortgage Corporation with a fair value of $125 million and $114 million, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2021 and 2020, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.5 billion, or 16% and 15%, respectively, of total investments, and our investments in securities in the utilities industry with a fair value of $1.3 billion, or 13% of total investments.  These concentrations include fixed maturity AFS and equity securities.

Assets on Deposit

We had investment assets on deposit with regulatory agencies with a fair value of $15 million and $16 million as of December 31, 2021 and 2020, respectively.

4.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, and equity market risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 15 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated insurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”).  If the contract holder’s account value is insufficient to pay the cost of insurance charges required to keep the policy in force, and the contract holder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We transfer the majority of the liability for our GWB and GIB features to LNL that uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2021			As of December 31, 2020
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$45	$-	$4	$120	$11	$3
Foreign currency contracts (1)	106	5	3	54	-	6
Total cash flow hedges	151	5	7	174	11	9
Non-Qualifying Hedges
Interest rate contracts (1)	-	-	-	128	-	-
Equity market contracts (1)	123	6	-	101	5	-
LPR ceded derivative (2)	-	19	-	-	-	-
Reinsurance related embedded derivatives (2)	-	-	-	-	18	-
Embedded derivatives:
GLB direct (3)	-	85	-	-	-	2
GLB ceded (3)	-	-	81	-	3	-
Indexed annuity and IUL contracts (4)	-	-	3	-	-	2
Total derivative instruments	$274	$115	$91	$403	$19	$13

(1)	Reported in derivative investments and other liabilities on our Balance Sheets.
(2)	We have reclassified the LPR ceded derivative from reinsurance related embedded derivatives to other assets to conform to the current year presentation.
(3)	Reported in other assets and other liabilities on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2021
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$45	$-	$-	$-	$-	$45
Foreign currency contracts (2)	-	-	15	81	10	106
Equity market contracts	123	-	-	-	-	123
Total derivative instruments
with notional amounts	$168	$-	$15	$81	$10	$274

(1)	As of December 31, 2021, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 30, 2022.
(2)	As of December 31, 2021, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$2	$8	$-
Other comprehensive income (loss):
Cash flow hedges:
Interest rate contracts	(11)	(6)	13
Foreign currency contracts	3	-	(1)
Change in foreign currency exchange rate adjustment	4	(3)	(1)
Change in DAC, VOBA, DSI and DFEL	(2)	1	(1)
Income tax benefit (expense)	1	2	(2)
Balance as of end-of-year	$(3)	$2	$8

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income
	For the Years Ended December 31,
	2021		2020		2019
	Realized		Realized		Realized
	Gain		Gain		Gain
	(Loss)	Benefits	(Loss)	Benefits	(Loss)	Benefits
Total Line Items in which the
Effects Fair Value or Cash Flow
Hedges are Recorded	$-	$423	$40	$403	$29	$405

Qualifying Hedges
Gain or (loss) on cash flow
hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	1	-	-	-	-	-

Non-Qualifying Hedges
Interest rate contracts	(6)	-	57	-	43	-
Equity market contracts	3	-	2	-	-	-
LPR ceded derivative	-	1	-	-	-	-
Embedded derivatives:
GLB	3	-	1	-	1	-
Indexed annuity and IUL contracts	(2)	-	-	-	(1)	-

As of December 31, 2021, $1 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2021, the NPR adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2021 or 2020.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2021		As of December 31, 2020
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LLANY	Counter-	LLANY
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LLANY)	Party)	LLANY)	Party)

AA-	$2	$-	$-	$-
A+	5	(4)	8	(2)
	$7	$(4)	$8	$(2)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Balance Sheets (in millions) was as follows:

	As of December 31, 2021
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$8	$85	$93
Gross amounts offset	(1)	-	(1)
Net amount of assets	7	85	92
Gross amounts not offset:
Cash collateral	(7)	-	(7)
Net amount	$-	$85	$85

Financial Liabilities
Gross amount of recognized liabilities	$7	$84	$91
Gross amounts offset	(4)	-	(4)
Net amount of liabilities	3	84	87
Gross amounts not offset:
Cash collateral	(4)	-	(4)
Net amount	$(1)	$84	$83

	As of December 31, 2020
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$16	$21	$37
Gross amounts offset	(7)	-	(7)
Net amount of assets	9	21	30
Gross amounts not offset:
Cash collateral	(8)	-	(8)
Net amount	$1	$21	$22

Financial Liabilities
Gross amount of recognized liabilities	$3	$4	$7
Gross amounts offset	(1)	-	(1)
Net amount of liabilities	2	4	6
Gross amounts not offset:
Cash collateral	(2)	-	(2)
Net amount	$-	$4	$4

5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Current	$39	$8	$35
Deferred	(54)	2	12
Federal income tax expense (benefit)	$(15)	$10	$47

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Income (loss) before taxes	$(51)	$70	$252
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	(11)	15	53
Effect of:
Tax-preferred investment income (1)	(3)	(4)	(4)
Tax credits	(1)	(2)	(2)
Tax impact associated with the Tax Cuts and Jobs Act (2)	-	-	(1)
Other items	-	1	1
Federal income tax expense (benefit)	$(15)	$10	$47
Effective tax rate	29%	14%	19%

(1)	Relates primarily to separate account dividends eligible for the dividends-received deduction.
(2)	In 2019, we recognized a $1 million tax benefit from the impact of the reduced corporate tax rate under the Tax Cuts and Jobs Act on our election to revalue policyholder tax reserves.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2021	2020
Current	$(2)	$8
Deferred	(357)	(477)
Total federal income tax asset (liability)	$(359)	$(469)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2021	2020
Deferred Tax Assets
Investment activity	$27	$34
Other	18	1
Total deferred tax assets	$45	$35
Deferred Tax Liabilities
DAC	$4	$5
VOBA	27	40
Net unrealized gain on fixed maturity AFS securities	257	333
Future contract benefits and other contract holder funds	112	121
Other	2	13
Total deferred tax liabilities	$402	$512
Net deferred tax asset (liability)	$(357)	$(477)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2018.  In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2022.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  As of December 31, 2021 and 2020, we did not have any material unrecognized tax benefits; therefore, we did not have any related accrued interest and penalty expense.  Additionally, for the years ended December 31, 2021, 2020 and 2019, we did not recognize any interest and penalty expense related to uncertain tax positions.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$158	$177	$392
Deferrals	28	23	37
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(34)	(25)	(39)
Unlocking	(15)	(26)	(33)
Adjustment related to realized (gains) losses	1	(5)	(2)
Adjustment related to unrealized (gains) losses	14	14	(178)
Balance as of end-of-year	$152	$158	$177

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$189	$276	$186
Amortization:
Amortization, excluding unlocking	(28)	(29)	(33)
Unlocking	(63)	(44)	150
Accretion of interest (1)	14	17	12
Adjustment related to realized gains (losses)	-	(2)	-
Adjustment related to unrealized (gains) losses	17	(29)	(39)
Balance as of end-of-year	$129	$189	$276

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.4% to 6.6%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2021, was as follows:

2022	$14
2023	15
2024	15
2025	15
2026	14

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$5	$6	$7
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(1)	(1)	(1)
Balance as of end-of-year	$4	$5	$6

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$45	$104	$159
Deferrals	18	19	27
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(8)	(4)	(9)
Unlocking	(10)	(22)	(15)
Adjustment related to realized (gains) losses	4	(6)	-
Adjustment related to unrealized (gains) losses	(1)	(46)	(58)
Balance as of end-of-year	$48	$45	$104

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019
Direct insurance premiums and fee income	$722	$673	$691
Reinsurance ceded	(206)	(194)	(187)
Total insurance premiums and fee income	$516	$479	$504

Direct insurance benefits	$628	$671	$587
Reinsurance recoveries netted against benefits	(205)	(268)	(182)
Total benefits	$423	$403	$405

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 18, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2021, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured 36% of the mortality risk on newly issued life insurance contracts in 2021.  Portions of our variable and deferred annuity business have been reinsured on a modified coinsurance basis with other companies to limit our exposure to interest rate risks.  The reserves associated with these reinsurance arrangements totaled $2 million and $3 million as of December 31, 2021 and 2020, respectively.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $514 million and $527 million as of December 31, 2021 and 2020, respectively.

Credit Losses on Reinsurance Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting.  Our allowance for credit losses was $20 million as of December 31, 2021 and 2020.

8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2021
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(136)	-	-
Total goodwill	$162	$(136)	$-	$26

	For the Year Ended December 31, 2020
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(136)	-	-
Total goodwill	$162	$(136)	$-	$26

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2021 and 2020, we performed our annual quantitative goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2021		As of December 31, 2020
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$4	$7	$4

9.  Guaranteed Benefit Features

The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.  Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2021 (1)	2020 (1)
Return of Net Deposits
Total account value	$5,561	$5,232
Net amount at risk (2)	1	1
Average attained age of contract holders	65 years	65 years

Anniversary Contract Value
Total account value	$1,425	$1,364
Net amount at risk (2)	3	3
Average attained age of contract holders	71 years	70 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$4	$4	$6
Changes in reserves	1	-	(2)
Balance as of end-of-year	$5	$4	$4

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2021	2020
Asset Type
Domestic equity	$3,037	$2,761
International equity	846	826
Fixed income	2,122	2,030
Total	$6,005	$5,617

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 32% and 31% of total life insurance in-force reserves as of December 31, 2021 and 2020, respectively.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2021.  An adverse outcome in one or more of these matters may have a material impact on our financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance Litigation

Hanks v. Lincoln Life & Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case.  In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the defense of this case.  On September 30, 2020, the court denied plaintiff’s motion for summary judgment and granted in part Voya’s motion for summary judgment.  On October 22, 2021, the parties informed the presiding judge that they have reached a settlement of the action, subject to court approval.  On January 19, 2022, plaintiffs filed a renewed motion for preliminary approval of the class action settlement.  The settlement, subject to final approval by the court, consists of $92.5 million in pre-tax cash and a five-year cost of insurance rate freeze, among other terms.  On February 3, 2022, the court preliminarily approved the class action settlement and set a final fairness hearing for June 9, 2022.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019.  Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies.  Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies.  Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.”  Plaintiff seeks damages on behalf of the policyholder class and sub-class.  We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020.  Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death.  Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies.  Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class.  On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter.  On July 28, 2021, plaintiff filed a notice of appeal with respect to this ruling.

Commitments

Vulnerability from Concentrations

As of December 31, 2021, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the years ended December 31, 2021 and 2020, 85% and 87%, respectively, of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of less than $(1) million and $(1) million as of December 31, 2021 and 2020, respectively.

11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Unrealized Gain (Loss) on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$988	$462	$13
Cumulative effect from adoption of new accounting standards	-	9	-
Unrealized holding gains (losses) arising during the year	(361)	695	799
Change in foreign currency exchange rate adjustment	(3)	3	1
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	60	(48)	(236)
Income tax benefit (expense)	63	(139)	(118)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(2)	(3)	(4)
Associated amortization of DAC, VOBA, DSI and DFEL	-	(5)	-
Income tax benefit (expense)	-	2	1
Balance as of end-of-year	$749	$988	$462
Unrealized OTTI on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$-	$9	$7
(Increases) attributable to cumulative effect from adoption of new accounting standards	-	(9)	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of fixed maturity AFS
securities	-	-	3
Income tax benefit (expense)	-	-	(1)
Balance as of end-of-year	$-	$-	$9
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$2	$8	$-
Unrealized holding gains (losses) arising during the year	(8)	(6)	12
Change in foreign currency exchange rate adjustment	4	(3)	(1)
Change in DAC, VOBA, DSI and DFEL	(2)	1	(1)
Income tax benefit (expense)	1	2	(2)
Balance as of end-of-year	$(3)	$2	$8

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019

Unrealized Gain (Loss) on Fixed Maturity
AFS Securities
Gross reclassification	$(2)	$(3)	$(4)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	-	(5)	-	Realized gain (loss)
Reclassification before income
tax benefit (expense)	(2)	(8)	(4)	Income (loss) before taxes
Income tax benefit (expense)	-	2	1	Federal income tax expense (benefit)
Reclassification, net of income tax	$(2)	$(6)	$(3)	Net income (loss)

Unrealized OTTI on Fixed Maturity
AFS Securities
Gross reclassification	$-	$-	$2	Realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Realized gain (loss)
Reclassification before income
tax benefit (expense)	-	-	2	Income (loss) before taxes
Reclassification, net of income tax	$-	$-	$2	Net income (loss)

12.    Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Fixed maturity AFS securities:
Gross gains	$-	$1	$3
Gross losses	(2)	(4)	(7)
Realized gain (loss) on equity securities (1)	-	(1)	-
Credit loss benefit (expense) on mortgage loans on real estate	4	(5)	-
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	-	(5)	-
Total realized gain (loss) related to certain financial assets	2	(14)	(4)
Realized gain (loss) on the mark-to-market on certain
instruments (2)	(6)	57	43
GLB fees ceded to LNL and attributed fees:
Gross gain (loss)	5	(2)	(8)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(1)	(2)
Total realized gain (loss)	$-	$40	$29

(1)	Includes market adjustments on equity securities still held of $(1) million for the year ended December 31, 2020.
(2)	Represents changes in the fair values of certain derivative investments. See Note 1 for information regarding derivative instruments.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Commissions	$63	$55	$66
General and administrative expenses	153	60	75
Expenses associated with reserve financing and LOCs	17	16	14
DAC and VOBA deferrals and interest, net of amortization	98	84	(94)
Taxes, licenses and fees	17	14	17
Total	$348	$229	$78

14.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2021	2020
U.S. capital and surplus	$991	$997

	For the Years Ended December 31,
	2021	2020	2019
U.S. net gain (loss) from operations, after-tax	$39	$25	$102
U.S. net income (loss)	41	23	99

Comparison of 2021 to 2020

Statutory net income (loss) increased primarily due to an increase in premiums and favorable reserve movement on certain products, partially offset by a one-time legal expense.

Comparison of 2020 to 2019

Statutory net income (loss) decreased due primarily to unfavorable reserve strain on certain products and an increase in benefits, partially offset by favorable equity markets.

State Prescribed and Permitted Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices include the use of a more conservative valuation interest rate on certain annuities and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity contracts that may be more conservative than those required by NAIC SAP.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2021	2020
State Prescribed Practices
Conservative valuation rate on certain annuities	$(2)	$(2)
Calculation of reserves using continuous CARVM	-	(1)
Conservative Reg 213 reserves on VA contracts	(27)	-

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2021, the Company’s RBC ratio was in excess of nine times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $40 million in 2022 without New York Department of Insurance approval.

15.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2021		As of December 31, 2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$8,617	$8,617	$8,848	$8,848
Equity securities	7	7	1	1
Mortgage loans on real estate	961	1,009	943	1,035
Derivative investments (1)	7	7	9	9
Other investments	6	6	19	19
Cash and invested cash	56	56	103	103
Reinsurance related embedded derivatives	-	-	18	18
Other assets:
GLB ceded embedded derivatives	-	-	3	3
GLB direct embedded derivatives	85	85	-	-
LPR ceded derivative	19	19	-	-
Separate account assets	8,475	8,475	7,734	7,734

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(3)	(3)	(2)	(2)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(22)	(22)	(23)	(23)
Account values of certain investment contracts	(1,334)	(1,679)	(1,311)	(1,719)
Other liabilities:
Short-term debt	(39)	(39)	-	-
Derivative liabilities (1)	(3)	(3)	-	-
GLB direct embedded derivatives	-	-	(2)	(2)
GLB ceded embedded derivatives	(81)	(81)	-	-

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value and primarily includes cash collateral receivables.  The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.  Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our FHLB stock are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2021 and 2020, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value.  The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2021 or 2020.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2021
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$7,262	$100	$7,362
ABS	-	145	10	155
U.S. government bonds	16	-	-	16
Foreign government bonds	-	27	6	33
RMBS	-	312	-	312
CMBS	-	89	-	89
State and municipal bonds	-	594	-	594
Hybrid and redeemable preferred securities	-	51	5	56
Equity securities	1	6	-	7
Derivative investments (1)	-	11	-	11
Cash and invested cash	-	56	-	56
Other assets:
GLB direct embedded derivatives	-	-	85	85
LPR ceded derivative	-	-	19	19
Separate account assets	33	8,442	-	8,475
Total assets	$50	$16,995	$225	$17,270

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(3)	$(3)
Other liabilities:
Derivative liabilities (1)	-	(7)	-	(7)
GLB ceded embedded derivatives	-	-	(81)	(81)
Total liabilities	$-	$(7)	$(84)	$(91)

	As of December 31, 2020
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$7,489	$87	$7,576
ABS	-	124	10	134
U.S. government bonds	18	-	-	18
Foreign government bonds	-	30	-	30
RMBS	-	357	1	358
CMBS	-	52	-	52
State and municipal bonds	-	598	-	598
Hybrid and redeemable preferred securities	-	76	6	82
Equity securities	1	-	-	1
Derivative investments (1)	-	11	5	16
Cash and invested cash	-	103	-	103
Reinsurance related embedded derivatives	-	18	-	18
Other assets – GLB ceded embedded derivatives	-	-	3	3
Separate account assets	34	7,700	-	7,734
Total assets	$53	$16,558	$112	$16,723

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities:
Derivative liabilities (1)	-	(10)	-	(10)
GLB direct embedded derivatives	-		(2)	(2)
Total liabilities	$-	$(10)	$(4)	$(14)

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2021
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$87	$-	$(5)	$25	$(7)	$100
ABS	10	-	(1)	2	(1)	10
Foreign government bonds	-	-	(1)	7	-	6
RMBS	1	-	-	(1)	-	-
Hybrid and redeemable
preferred securities	6	-	1	(2)	-	5
Derivative investments	5	1	-	(1)	(5)	-
Other assets:
GLB direct embedded derivatives (3)	(2)	87	-	-	-	85
LPR ceded derivatives (4)	-	1	-	-	18	19
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	(4)	-	3	-	(3)
Other liabilities – GLB ceded
embedded derivatives (3)	3	(84)	-	-	-	(81)
Total, net	$108	$1	$(6)	$33	$5	$141

	For the Year Ended December 31, 2020
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$65	$2	$24	$(19)	$15	$87
ABS	-	-	-	10	-	10
Foreign government bonds	2	-	-	(2)	-	-
RMBS	3	-	-	-	(2)	1
Hybrid and redeemable
preferred securities	1	-	-	-	5	6
Derivative investments	13	2	33	(18)	(25)	5
Other assets – GLB ceded
embedded derivatives (3)	4	(1)	-	-	-	3
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	-	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (3)	(4)	2	-	-	-	(2)
Total, net	$82	$5	$57	$(29)	$(7)	$108

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$63	$6	$2	$(5)	$(1)	$65
ABS	-	-	-	2	(2)	-
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	3	-	3
CMBS	-	1	-	(1)	-	-
Hybrid and redeemable
preferred securities	2	-	(1)	-	-	1
Derivative investments	-	-	19	(6)	-	13
Other assets – GLB ceded	-	-	-	-	-
embedded derivatives (3)	15	(11)				4
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(1)	(1)	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (3)	(16)	12	-	-	-	(4)
Total, net	$65	$7	$20	$(7)	$(3)	$82

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(3)	Gains (losses) from the changes in fair value are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).
(4)	Gains (losses) from the changes in fair value are included in benefits on our Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$45	$(1)	$(15)	$(4)	$-	$25
ABS	6	-	-	(4)	-	2
Foreign government bonds	7	-	-	-	-	7
RMBS	-	-	-	(1)	-	(1)
Hybrid and redeemable
preferred securities	-	-	-	-	(2)	(2)
Derivative investments	1	-	(2)	-	-	(1)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	-	-	-	3	-	3
Total, net	$59	$(1)	$(17)	$(6)	$(2)	$33

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$44	$(58)	$-	$(1)	$(4)	$(19)
ABS	10	-	-	-	-	10
Foreign government bonds	-	-	(2)	-	-	(2)
Derivative investments	3	(20)	(1)	-	-	(18)
Total, net	$57	$(78)	$(3)	$(1)	$(4)	$(29)

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$7	$-	$-	$(1)	$(11)	$(5)
ABS	2	-	-	-	-	2
RMBS	3	-	-	-	-	3
CMBS	-	-	-	(1)	-	(1)
Derivative investments	-	(6)	-	-	-	(6)
Total, net	$12	$(6)	$-	$(2)	$(11)	$(7)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Derivative investments	$1	$2	$-
Other assets – GLB direct and ceded	126	31	43
Other liabilities – GLB direct and ceded	(126)	(31)	(43)
Total, net (1)	$1	$2	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended
	December 31,
	2021	2020
Fixed maturity AFS securities:
Corporate bonds	$(6)	$4
Foreign government bonds	(1)	-
Hybrid and redeemable preferred securities	1	(1)
Total, net	$(6)	$3

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2	$(9)	$(7)
ABS	-	(1)	(1)
Derivative investments	-	(5)	(5)
Other assets – LPR ceded derivative	18	-	18
Total, net	$20	$(15)	$5

	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$22	$(7)	$15
RMBS	1	(3)	(2)
Hybrid and redeemable
preferred securities	5	-	5
Derivative investments	-	(25)	(25)
Total, net	$28	$(35)	$(7)

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$(12)	$(1)
ABS	-	(2)	(2)
Total, net	$11	$(14)	$(3)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2021, 2020 and 2019, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available.  During 2021, transfers into and out of Level 3 included free-standing instruments for which we changed valuation techniques.  This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party.  The updated valuation technique is considered industry standard and provides us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2021:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$85	Discounted cash flow	Liquidity/duration adjustment (2)	0.1%	-	4.6%	1.6%
Foreign government
bonds	6	Discounted cash flow	Liquidity/duration adjustment (1)	1.3%	-	1.3%	1.3%

Other assets:
GLB direct embedded
derivatives	85	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.07%	-	1.27%	0.86%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.59%

LPR ceded derivative	19	Discounted cash flow	Long-term lapse rate (3)	0%	-	1.65%	(10)
			NPR (6)	0.07%	-	1.27%	0.84%
			Mortality rate (7)			(9)	(10)
Liabilities
Future contract benefits –
indexed annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities – GLB
ceded embedded
derivatives	(81)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.07%	-	1.27%	0.86%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.59%

(1)	Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity contracts represents the lapse rates during the surrender charge period.

(4)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(5)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)

The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input for direct and ceded embedded derivatives was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption.  The NPR input for LPR ceded derivative was weighted using a simple average.

(7)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.

(8)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(10)	A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•

Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

•

LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position:  an increase in our lapse rate, NPR or mortality rate inputs would have resulted in an increase in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see Note 1.

16.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL and bank-owned UL and VUL products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital, other corporate investments, benefit plan obligations, and the results of certain disability income business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of financial assets;
▪	Changes in the fair value of equity securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements;
▪	GLB rider fees ceded to LNL; and
▪	The net valuation premium of the GLB attributed rider fees;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on modification or early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Revenues
Operating revenues:
Annuities	$137	$131	$162
Retirement Plan Services	79	72	73
Life Insurance	536	545	560
Group Protection	147	97	92
Other Operations	23	27	27
Excluded realized gain (loss), pre-tax	(11)	28	19
Total revenues	$911	$900	$933

	For the Years Ended December 31,
	2021	2020	2019
Net Income (Loss)
Income (loss) from operations:
Annuities	$49	$43	$49
Retirement Plan Services	10	6	6
Life Insurance	(34)	(29)	121
Group Protection	5	(3)	(9)
Other Operations	(56)	21	21
Excluded realized gain (loss), after-tax	(10)	22	16
Net impact from the Tax Cuts and Jobs Act	-	-	1
Net income (loss)	$(36)	$60	$205

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Net Investment Income
Annuities	$32	$28	$34
Retirement Plan Services	67	63	63
Life Insurance	267	257	269
Group Protection	5	6	6
Other Operations	23	27	27
Total net investment income	$394	$381	$399

	For the Years Ended December 31,
	2021	2020	2019
Amortization of DAC and VOBA, Net of Interest
Annuities	$17	$18	$21
Retirement Plan Services	1	-	1
Life Insurance	106	86	(82)
Group Protection	3	3	3
Total amortization of DAC and VOBA, net of interest	$127	$107	$(57)

	For the Years Ended December 31,
	2021	2020	2019
Federal Income Tax Expense (Benefit)
Annuities	$8	$7	$8
Retirement Plan Services	1	-	-
Life Insurance	(9)	(8)	32
Group Protection	1	(1)	(2)
Other Operations	(15)	6	6
Excluded realized gain (loss)	(1)	6	4
Net impact from the Tax Cuts and Jobs Act	-	-	(1)
Total federal income tax expense (benefit)	$(15)	$10	$47

	As of December 31,
	2021	2020
Assets
Annuities	$7,467	$6,898
Retirement Plan Services	3,196	3,090
Life Insurance	9,497	9,624
Group Protection	193	176
Other Operations	759	837
Total assets	$21,112	$20,625

17.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Income taxes paid (received)	$30	$31	$7

18.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2021	2020
Assets with affiliates:
Ceded reinsurance contracts	$162	$153	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	-	18	Reinsurance related embedded derivatives
Ceded reinsurance contracts	28	13	Other assets
Service agreement receivable	10	4	Other assets

Liabilities with affiliates:
Inter-company short-term debt	39	-	Other liabilities
Ceded reinsurance contracts	83	2	Other liabilities
Service agreement payable	1	19	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(36)	$(25)	$(17)	Insurance premiums
Fees for management of general account	-	(2)	(2)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(84)	(1)	(12)	Realized gain (loss)
Other gains (losses)	(36)	(38)	(38)	Realized gain (loss)

Benefits and expenses with affiliates:
Interest credited on ceded reinsurance contracts	(1)	(1)	(1)	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(4)	(10)	(1)	Benefits
Ceded reinsurance contracts	(19)	(16)	(23)	Commissions and other
				expenses
Service agreement payments	63	61	77	Commissions and other
				expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing limit is currently 2% of our admitted assets as of December 31, 2021.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, account values, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly-owned subsidiary of LNC.  As discussed in Note 4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

19.  Subsequent Events

Management evaluated subsequent events for the Company through April 1, 2022, the date the financial statements were available to be issued.  On March 24, 2022, LLANY paid a cash dividend in the amount of $38 million to LNL.

Management identified no other items or events required for disclosure.

Lincoln Life & Annuity Variable Annuity Account L

Lincoln Life & Annuity Variable Annuity Account L

Statements of assets and liabilities

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	$3,321,704	$3,321,704	$3,321,704
AB VPS Large Cap Growth Portfolio - Class B	3,748,698	3,748,698	3,748,698
American Century VP Balanced Fund - Class I	10,056,531	10,056,531	10,056,531
American Funds Global Growth Fund - Class 2	4,754,329	4,754,329	4,754,329
American Funds Growth Fund - Class 2	39,078,738	39,078,738	39,078,738
American Funds Growth-Income Fund - Class 2	9,698,132	9,698,132	9,698,132
American Funds International Fund - Class 2	5,039,840	5,039,840	5,039,840
BlackRock Global Allocation V.I. Fund - Class I	1,115,073	1,115,073	1,115,073
Delaware VIP® Small Cap Value Series - Service Class	5,660,682	5,660,682	5,660,682
DWS Alternative Asset Allocation VIP Portfolio - Class A	74,024	74,024	74,024
Fidelity® VIP Asset Manager Portfolio - Initial Class	19,837,129	19,837,129	19,837,129
Fidelity® VIP Contrafund® Portfolio - Service Class 2	19,621,734	19,621,734	19,621,734
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	205,052	205,052	205,052
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	249,426	249,426	249,426
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	201,635	201,635	201,635
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	392,672	392,672	392,672
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	67,212	67,212	67,212
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	255,550	255,550	255,550
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	456,866	456,866	456,866
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	75,607	75,607	75,607
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	16,598	16,598	16,598
Fidelity® VIP Government Money Market Portfolio - Initial Class	87,221	87,221	87,221
Fidelity® VIP Growth Portfolio - Initial Class	93,423,722	93,423,722	93,423,722
Janus Henderson Global Research Portfolio - Institutional Shares	9,508,664	9,508,664	9,508,664
LVIP Baron Growth Opportunities Fund - Service Class	21,851,034	21,851,034	21,851,034
LVIP BlackRock Advantage Allocation Fund - Standard Class	78,129	78,129	78,129
LVIP BlackRock Global Real Estate Fund - Standard Class	246,354	246,354	246,354
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	376,161	376,161	376,161
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2,801,987	2,801,987	2,801,987
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	110,161	110,161	110,161
LVIP Delaware Bond Fund - Standard Class	2,395,937	2,395,937	2,395,937
LVIP Delaware Diversified Floating Rate Fund - Service Class	121,153	121,153	121,153
LVIP Delaware Diversified Income Fund - Standard Class	2,296,184	2,296,184	2,296,184
LVIP Delaware High Yield Fund - Standard Class	1,818,588	1,818,588	1,818,588
LVIP Delaware REIT Fund - Service Class	7,858,039	7,858,039	7,858,039
LVIP Delaware SMID Cap Core Fund - Service Class	2,839,060	2,839,060	2,839,060
LVIP Delaware Social Awareness Fund - Standard Class	5,885,598	5,885,598	5,885,598
LVIP Delaware Wealth Builder Fund - Standard Class	689,694	689,694	689,694
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	4,843,959	4,843,959	4,843,959
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	73,272	73,272	73,272
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	672,795	672,795	672,795
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,072,825	2,072,825	2,072,825
LVIP Global Income Fund - Standard Class	145,707	145,707	145,707
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,464,743	1,464,743	1,464,743
LVIP JPMorgan Retirement Income Fund - Standard Class	967,891	967,891	967,891
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	237,086	237,086	237,086
LVIP Mondrian International Value Fund - Standard Class	1,443,616	1,443,616	1,443,616
LVIP SSGA Bond Index Fund - Standard Class	544,530	544,530	544,530
LVIP SSGA Emerging Markets 100 Fund - Standard Class	611,511	611,511	611,511
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,016,135	1,016,135	1,016,135
LVIP SSGA International Index Fund - Standard Class	402,797	402,797	402,797
LVIP SSGA International Managed Volatility Fund - Standard Class	205,280	205,280	205,280
LVIP SSGA S&P 500 Index Fund - Standard Class	106,831,226	106,831,226	106,831,226
LVIP SSGA Small-Cap Index Fund - Standard Class	18,441,306	18,441,306	18,441,306
LVIP T. Rowe Price 2010 Fund - Standard Class	118,404	118,404	118,404
LVIP T. Rowe Price 2020 Fund - Standard Class	2,302,485	2,302,485	2,302,485
LVIP T. Rowe Price 2030 Fund - Standard Class	2,766,281	2,766,281	2,766,281
LVIP T. Rowe Price 2040 Fund - Standard Class	3,603,908	3,603,908	3,603,908
LVIP T. Rowe Price 2050 Fund - Standard Class	1,889,265	1,889,265	1,889,265
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	15,900,875	15,900,875	15,900,875
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	6,770,730	6,770,730	6,770,730
T. Rowe Price International Stock Portfolio	5,953,126	5,953,126	5,953,126

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life & Annuity Variable Annuity Account L

Statements of operations

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class B	$—	$(31,238)	$(31,238)	$107,482
AB VPS Large Cap Growth Portfolio - Class B	—	(34,649)	(34,649)	177,749
American Century VP Balanced Fund - Class I	71,392	(99,534)	(28,142)	249,287
American Funds Global Growth Fund - Class 2	16,603	(49,279)	(32,676)	312,167
American Funds Growth Fund - Class 2	81,991	(381,386)	(299,395)	2,378,652
American Funds Growth-Income Fund - Class 2	102,853	(92,891)	9,962	360,535
American Funds International Fund - Class 2	128,112	(54,943)	73,169	168,954
BlackRock Global Allocation V.I. Fund - Class I	10,172	(9,758)	414	13,014
Delaware VIP® Small Cap Value Series - Service Class	33,910	(53,143)	(19,233)	121,707
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,799	(789)	1,010	2,437
Fidelity® VIP Asset Manager Portfolio - Initial Class	315,947	(198,078)	117,869	278,832
Fidelity® VIP Contrafund® Portfolio - Service Class 2	5,023	(182,944)	(177,921)	976,528
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	1,719	(1,987)	(268)	155
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	2,057	(3,777)	(1,720)	40,454
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	1,685	(2,225)	(540)	13,087
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	2,989	(3,874)	(885)	18,569
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	452	(598)	(146)	316
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	1,694	(2,007)	(313)	7,626
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	3,074	(2,547)	527	5,544
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	758	(587)	171	73
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	175	(137)	38	3,298
Fidelity® VIP Government Money Market Portfolio - Initial Class	7	—	7	—
Fidelity® VIP Growth Portfolio - Initial Class	—	(893,412)	(893,412)	4,656,035
Janus Henderson Global Research Portfolio - Institutional Shares	47,983	(93,241)	(45,258)	424,925
LVIP Baron Growth Opportunities Fund - Service Class	—	(216,309)	(216,309)	1,820,287
LVIP BlackRock Advantage Allocation Fund - Standard Class	1,007	(808)	199	(47)
LVIP BlackRock Global Real Estate Fund - Standard Class	15,781	(2,205)	13,576	1,313
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	24,744	(3,698)	21,046	4,108
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(25,367)	(25,367)	112,038
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(1,244)	(1,244)	18,505
LVIP Delaware Bond Fund - Standard Class	48,574	(26,401)	22,173	21,108
LVIP Delaware Diversified Floating Rate Fund - Service Class	1,153	(1,313)	(160)	(739)
LVIP Delaware Diversified Income Fund - Standard Class	121,151	(24,494)	96,657	11,418
LVIP Delaware High Yield Fund - Standard Class	180,215	(18,449)	161,766	(6,911)
LVIP Delaware REIT Fund - Service Class	163,491	(68,242)	95,249	57,302
LVIP Delaware SMID Cap Core Fund - Service Class	16,513	(27,922)	(11,409)	27,364
LVIP Delaware Social Awareness Fund - Standard Class	45,778	(61,900)	(16,122)	480,600
LVIP Delaware Wealth Builder Fund - Standard Class	13,789	(6,956)	6,833	(3,253)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	52,805	(47,184)	5,621	242,348
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	829	(642)	187	115
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	23,299	(7,250)	16,049	15,344
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	63,161	(20,002)	43,159	57,835
LVIP Global Income Fund - Standard Class	4,664	(1,669)	2,995	1,044
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	44,039	(16,723)	27,316	91,046
LVIP JPMorgan Retirement Income Fund - Standard Class	21,754	(7,318)	14,436	130
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,276	(1,991)	285	12,922
LVIP Mondrian International Value Fund - Standard Class	49,567	(15,430)	34,137	(6,615)
LVIP SSGA Bond Index Fund - Standard Class	10,342	(5,386)	4,956	5,059
LVIP SSGA Emerging Markets 100 Fund - Standard Class	34,721	(6,554)	28,167	10,874
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	50,957	(10,099)	40,858	13,721
LVIP SSGA International Index Fund - Standard Class	10,250	(4,010)	6,240	15,674
LVIP SSGA International Managed Volatility Fund - Standard Class	4,568	(1,813)	2,755	709
LVIP SSGA S&P 500 Index Fund - Standard Class	1,252,876	(991,001)	261,875	5,054,477
LVIP SSGA Small-Cap Index Fund - Standard Class	155,606	(193,776)	(38,170)	1,042,408
LVIP T. Rowe Price 2010 Fund - Standard Class	3,195	(1,342)	1,853	(2,366)
LVIP T. Rowe Price 2020 Fund - Standard Class	66,492	(19,368)	47,124	3,000
LVIP T. Rowe Price 2030 Fund - Standard Class	63,667	(25,949)	37,718	43,791

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class B	$378,356	$485,838	$143,874	$598,474
AB VPS Large Cap Growth Portfolio - Class B	268,434	446,183	420,858	832,392
American Century VP Balanced Fund - Class I	462,186	711,473	667,657	1,350,988
American Funds Global Growth Fund - Class 2	246,131	558,298	176,045	701,667
American Funds Growth Fund - Class 2	4,907,933	7,286,585	177,398	7,164,588
American Funds Growth-Income Fund - Class 2	90,604	451,139	1,441,306	1,902,407
American Funds International Fund - Class 2	—	168,954	(362,602)	(120,479)
BlackRock Global Allocation V.I. Fund - Class I	153,816	166,830	(123,287)	43,957
Delaware VIP® Small Cap Value Series - Service Class	—	121,707	1,284,883	1,387,357
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	2,437	5,896	9,343
Fidelity® VIP Asset Manager Portfolio - Initial Class	108,057	386,889	1,165,621	1,670,379
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,306,790	3,283,318	1,154,709	4,260,106
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	10,368	10,523	5,218	15,473
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	13,845	54,299	(18,821)	33,758
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	8,770	21,857	2,546	23,863
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	16,135	34,704	16,606	50,425
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	2,475	2,791	6,047	8,692
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	6,580	14,206	10,180	24,073
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	10,757	16,301	14,787	31,615
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	2,256	2,329	5,329	7,829
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	599	3,897	(1,881)	2,054
Fidelity® VIP Government Money Market Portfolio - Initial Class	—	—	—	7
Fidelity® VIP Growth Portfolio - Initial Class	18,389,594	23,045,629	(4,509,035)	17,643,182
Janus Henderson Global Research Portfolio - Institutional Shares	431,519	856,444	636,561	1,447,747
LVIP Baron Growth Opportunities Fund - Service Class	497,991	2,318,278	1,380,543	3,482,512
LVIP BlackRock Advantage Allocation Fund - Standard Class	5,436	5,389	(576)	5,012
LVIP BlackRock Global Real Estate Fund - Standard Class	9,028	10,341	26,023	49,940
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	4,108	(11,612)	13,542
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	239,619	351,657	334,942	661,232
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	3,152	21,657	(8,938)	11,475
LVIP Delaware Bond Fund - Standard Class	29,197	50,305	(151,934)	(79,456)
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	(739)	(184)	(1,083)
LVIP Delaware Diversified Income Fund - Standard Class	70,298	81,716	(236,144)	(57,771)
LVIP Delaware High Yield Fund - Standard Class	—	(6,911)	(84,235)	70,620
LVIP Delaware REIT Fund - Service Class	—	57,302	2,205,116	2,357,667
LVIP Delaware SMID Cap Core Fund - Service Class	222,651	250,015	293,297	531,903
LVIP Delaware Social Awareness Fund - Standard Class	256,500	737,100	665,949	1,386,927
LVIP Delaware Wealth Builder Fund - Standard Class	18,890	15,637	48,253	70,723
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	180,097	422,445	666,429	1,094,495
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	115	8,575	8,877
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	17,215	32,559	(1,786)	46,822
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	95,765	153,600	19,476	216,235
LVIP Global Income Fund - Standard Class	2,743	3,787	(16,753)	(9,971)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	53,612	144,658	(9,605)	162,369
LVIP JPMorgan Retirement Income Fund - Standard Class	11,541	11,671	5,295	31,402
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,261	15,183	23,867	39,335
LVIP Mondrian International Value Fund - Standard Class	—	(6,615)	126,141	153,663
LVIP SSGA Bond Index Fund - Standard Class	1,843	6,902	(30,015)	(18,157)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	10,874	8,793	47,834
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	61,868	75,589	(7,035)	109,412
LVIP SSGA International Index Fund - Standard Class	—	15,674	17,672	39,586
LVIP SSGA International Managed Volatility Fund - Standard Class	—	709	10,780	14,244
LVIP SSGA S&P 500 Index Fund - Standard Class	1,590,743	6,645,220	16,821,188	23,728,283
LVIP SSGA Small-Cap Index Fund - Standard Class	507,941	1,550,349	911,796	2,423,975
LVIP T. Rowe Price 2010 Fund - Standard Class	2,851	485	10,175	12,513
LVIP T. Rowe Price 2020 Fund - Standard Class	53,684	56,684	46,192	150,000
LVIP T. Rowe Price 2030 Fund - Standard Class	33,565	77,356	173,713	288,787

Lincoln Life & Annuity Variable Annuity Account L

Statements of operations (continued)

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP T. Rowe Price 2040 Fund - Standard Class	$88,054	$(33,647)	$54,407	$38,440
LVIP T. Rowe Price 2050 Fund - Standard Class	47,727	(18,404)	29,323	43,810
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2,003	(165,477)	(163,474)	1,508,640
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	24,362	(65,310)	(40,948)	236,333
T. Rowe Price International Stock Portfolio	36,129	(66,288)	(30,159)	230,792

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP T. Rowe Price 2040 Fund - Standard Class	$42,865	$81,305	$344,682	$480,394
LVIP T. Rowe Price 2050 Fund - Standard Class	25,232	69,042	180,873	279,238
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2,242,933	3,751,573	(1,598,355)	1,989,744
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	124,570	360,903	991,572	1,311,527
T. Rowe Price International Stock Portfolio	399,143	629,935	(546,230)	53,546

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 2020 and 2021

	AB VPS Global Thematic Growth Portfolio - Class B Subaccount	AB VPS Large Cap Growth Portfolio - Class B Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2020	$2,208,962	$3,034,135	$10,172,017	$4,289,614	$27,346,542	$9,414,052	$5,977,742
Changes From Operations:
• Net investment income (loss)	(12,887)	(28,471)	14,909	(27,189)	(200,881)	26,712	(18,161)
• Net realized gain (loss) on investments	375,057	232,903	590,694	342,761	1,954,748	351,247	31,497
• Net change in unrealized appreciation or depreciation on investments	443,344	589,926	425,682	791,657	10,766,777	542,195	594,249
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	805,514	794,358	1,031,285	1,107,229	12,520,644	920,154	607,585
Changes From Unit Transactions:
• Net unit transactions	(173,671)	(766,469)	(1,549,659)	(765,462)	(3,367,403)	(1,566,540)	(818,542)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(173,671)	(766,469)	(1,549,659)	(765,462)	(3,367,403)	(1,566,540)	(818,542)
TOTAL INCREASE (DECREASE) IN NET ASSETS	631,843	27,889	(518,374)	341,767	9,153,241	(646,386)	(210,957)
NET ASSETS AT DECEMBER 31, 2020	2,840,805	3,062,024	9,653,643	4,631,381	36,499,783	8,767,666	5,766,785
Changes From Operations:
• Net investment income (loss)	(31,238)	(34,649)	(28,142)	(32,676)	(299,395)	9,962	73,169
• Net realized gain (loss) on investments	485,838	446,183	711,473	558,298	7,286,585	451,139	168,954
• Net change in unrealized appreciation or depreciation on investments	143,874	420,858	667,657	176,045	177,398	1,441,306	(362,602)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	598,474	832,392	1,350,988	701,667	7,164,588	1,902,407	(120,479)
Changes From Unit Transactions:
• Net unit transactions	(117,575)	(145,718)	(948,100)	(578,719)	(4,585,633)	(971,941)	(606,466)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(117,575)	(145,718)	(948,100)	(578,719)	(4,585,633)	(971,941)	(606,466)
TOTAL INCREASE (DECREASE) IN NET ASSETS	480,899	686,674	402,888	122,948	2,578,955	930,466	(726,945)
NET ASSETS AT DECEMBER 31, 2021	$3,321,704	$3,748,698	$10,056,531	$4,754,329	$39,078,738	$9,698,132	$5,039,840

See accompanying notes.

	BlackRock Global Allocation V.I. Fund - Class I Subaccount	Delaware VIP® Small Cap Value Series - Service Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2020	$732,400	$5,179,525	$93,972	$17,893,788	$15,697,072	$6,917
Changes From Operations:
• Net investment income (loss)	2,047	1,153	1,563	88,683	(147,238)	217
• Net realized gain (loss) on investments	50,493	86,743	(786)	303,728	812,981	15,997
• Net change in unrealized appreciation or depreciation on investments	86,764	(379,373)	2,689	1,930,502	3,477,998	14,183
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	139,304	(291,477)	3,466	2,322,913	4,143,741	30,397
Changes From Unit Transactions:
• Net unit transactions	(61,525)	(610,733)	(11,424)	(1,024,071)	(2,337,876)	151,182
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(61,525)	(610,733)	(11,424)	(1,024,071)	(2,337,876)	151,182
TOTAL INCREASE (DECREASE) IN NET ASSETS	77,779	(902,210)	(7,958)	1,298,842	1,805,865	181,579
NET ASSETS AT DECEMBER 31, 2020	810,179	4,277,315	86,014	19,192,630	17,502,937	188,496
Changes From Operations:
• Net investment income (loss)	414	(19,233)	1,010	117,869	(177,921)	(268)
• Net realized gain (loss) on investments	166,830	121,707	2,437	386,889	3,283,318	10,523
• Net change in unrealized appreciation or depreciation on investments	(123,287)	1,284,883	5,896	1,165,621	1,154,709	5,218
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,957	1,387,357	9,343	1,670,379	4,260,106	15,473
Changes From Unit Transactions:
• Net unit transactions	260,937	(3,990)	(21,333)	(1,025,880)	(2,141,309)	1,083
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	260,937	(3,990)	(21,333)	(1,025,880)	(2,141,309)	1,083
TOTAL INCREASE (DECREASE) IN NET ASSETS	304,894	1,383,367	(11,990)	644,499	2,118,797	16,556
NET ASSETS AT DECEMBER 31, 2021	$1,115,073	$5,660,682	$74,024	$19,837,129	$19,621,734	$205,052

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2020	$447,225	$125,765	$304,434	$65,697	$91,097	$65,027	$1,687
Changes From Operations:
• Net investment income (loss)	(243)	158	(117)	(159)	(193)	(90)	19
• Net realized gain (loss) on investments	31,020	7,042	12,237	(3,175)	3,902	1,515	740
• Net change in unrealized appreciation or depreciation on investments	39,727	20,671	54,433	2,788	10,950	29,053	5,970
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	70,504	27,871	66,553	(546)	14,659	30,478	6,729
Changes From Unit Transactions:
• Net unit transactions	(19,801)	51,083	46,711	(24,774)	(4,839)	83,979	21,541
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,801)	51,083	46,711	(24,774)	(4,839)	83,979	21,541
TOTAL INCREASE (DECREASE) IN NET ASSETS	50,703	78,954	113,264	(25,320)	9,820	114,457	28,270
NET ASSETS AT DECEMBER 31, 2020	497,928	204,719	417,698	40,377	100,917	179,484	29,957
Changes From Operations:
• Net investment income (loss)	(1,720)	(540)	(885)	(146)	(313)	527	171
• Net realized gain (loss) on investments	54,299	21,857	34,704	2,791	14,206	16,301	2,329
• Net change in unrealized appreciation or depreciation on investments	(18,821)	2,546	16,606	6,047	10,180	14,787	5,329
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,758	23,863	50,425	8,692	24,073	31,615	7,829
Changes From Unit Transactions:
• Net unit transactions	(282,260)	(26,947)	(75,451)	18,143	130,560	245,767	37,821
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(282,260)	(26,947)	(75,451)	18,143	130,560	245,767	37,821
TOTAL INCREASE (DECREASE) IN NET ASSETS	(248,502)	(3,084)	(25,026)	26,835	154,633	277,382	45,650
NET ASSETS AT DECEMBER 31, 2021	$249,426	$201,635	$392,672	$67,212	$255,550	$456,866	$75,607

See accompanying notes.

	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Government Money Market Portfolio - Initial Class Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$805	$35,510	$65,165,599	$8,040,375	$17,236,569	$61,263
Changes From Operations:
• Net investment income (loss)	(4)	118	(653,679)	(20,763)	(171,622)	569
• Net realized gain (loss) on investments	278	—	10,347,282	634,583	1,394,077	4,638
• Net change in unrealized appreciation or depreciation on investments	2,879	—	16,154,539	760,731	4,020,141	3,377
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,153	118	25,848,142	1,374,551	5,242,596	8,584
Changes From Unit Transactions:
• Net unit transactions	5,947	9,881	(7,116,427)	(572,587)	(1,494,820)	8,340
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,947	9,881	(7,116,427)	(572,587)	(1,494,820)	8,340
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,100	9,999	18,731,715	801,964	3,747,776	16,924
NET ASSETS AT DECEMBER 31, 2020	9,905	45,509	83,897,314	8,842,339	20,984,345	78,187
Changes From Operations:
• Net investment income (loss)	38	7	(893,412)	(45,258)	(216,309)	199
• Net realized gain (loss) on investments	3,897	—	23,045,629	856,444	2,318,278	5,389
• Net change in unrealized appreciation or depreciation on investments	(1,881)	—	(4,509,035)	636,561	1,380,543	(576)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,054	7	17,643,182	1,447,747	3,482,512	5,012
Changes From Unit Transactions:
• Net unit transactions	4,639	41,705	(8,116,774)	(781,422)	(2,615,823)	(5,070)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,639	41,705	(8,116,774)	(781,422)	(2,615,823)	(5,070)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,693	41,712	9,526,408	666,325	866,689	(58)
NET ASSETS AT DECEMBER 31, 2021	$16,598	$87,221	$93,423,722	$9,508,664	$21,851,034	$78,129

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Diversified Income Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$321,681	$408,791	$1,813,839	$157,211	$2,759,316	$160,554	$2,184,271
Changes From Operations:
• Net investment income (loss)	8,403	(3,427)	(12,186)	(1,505)	37,894	395	35,644
• Net realized gain (loss) on investments	(20,478)	(333)	170,985	7,404	90,413	(306)	26,482
• Net change in unrealized appreciation or depreciation on investments	(20,027)	20,784	261,019	28,587	125,109	131	154,311
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,102)	17,024	419,818	34,486	253,416	220	216,437
Changes From Unit Transactions:
• Net unit transactions	(107,716)	(5,665)	(60,600)	(38,457)	(55,190)	13	296,134
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(107,716)	(5,665)	(60,600)	(38,457)	(55,190)	13	296,134
TOTAL INCREASE (DECREASE) IN NET ASSETS	(139,818)	11,359	359,218	(3,971)	198,226	233	512,571
NET ASSETS AT DECEMBER 31, 2020	181,863	420,150	2,173,057	153,240	2,957,542	160,787	2,696,842
Changes From Operations:
• Net investment income (loss)	13,576	21,046	(25,367)	(1,244)	22,173	(160)	96,657
• Net realized gain (loss) on investments	10,341	4,108	351,657	21,657	50,305	(739)	81,716
• Net change in unrealized appreciation or depreciation on investments	26,023	(11,612)	334,942	(8,938)	(151,934)	(184)	(236,144)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	49,940	13,542	661,232	11,475	(79,456)	(1,083)	(57,771)
Changes From Unit Transactions:
• Net unit transactions	14,551	(57,531)	(32,302)	(54,554)	(482,149)	(38,551)	(342,887)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	14,551	(57,531)	(32,302)	(54,554)	(482,149)	(38,551)	(342,887)
TOTAL INCREASE (DECREASE) IN NET ASSETS	64,491	(43,989)	628,930	(43,079)	(561,605)	(39,634)	(400,658)
NET ASSETS AT DECEMBER 31, 2021	$246,354	$376,161	$2,801,987	$110,161	$2,395,937	$121,153	$2,296,184

See accompanying notes.

	LVIP Delaware High Yield Fund - Standard Class Subaccount	LVIP Delaware REIT Fund - Service Class Subaccount	LVIP Delaware SMID Cap Core Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,841,780	$7,631,276	$2,574,926	$5,659,901	$588,640	$4,334,380
Changes From Operations:
• Net investment income (loss)	84,341	42,969	(15,572)	15,294	7,211	18,622
• Net realized gain (loss) on investments	(50,875)	243,571	(17,125)	412,933	(4,538)	207,087
• Net change in unrealized appreciation or depreciation on investments	50,872	(1,205,081)	237,284	469,409	31,949	317,379
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	84,338	(918,541)	204,587	897,636	34,622	543,088
Changes From Unit Transactions:
• Net unit transactions	(74,349)	(780,838)	(236,492)	(684,303)	76,475	(565,160)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(74,349)	(780,838)	(236,492)	(684,303)	76,475	(565,160)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,989	(1,699,379)	(31,905)	213,333	111,097	(22,072)
NET ASSETS AT DECEMBER 31, 2020	1,851,769	5,931,897	2,543,021	5,873,234	699,737	4,312,308
Changes From Operations:
• Net investment income (loss)	161,766	95,249	(11,409)	(16,122)	6,833	5,621
• Net realized gain (loss) on investments	(6,911)	57,302	250,015	737,100	15,637	422,445
• Net change in unrealized appreciation or depreciation on investments	(84,235)	2,205,116	293,297	665,949	48,253	666,429
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	70,620	2,357,667	531,903	1,386,927	70,723	1,094,495
Changes From Unit Transactions:
• Net unit transactions	(103,801)	(431,525)	(235,864)	(1,374,563)	(80,766)	(562,844)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(103,801)	(431,525)	(235,864)	(1,374,563)	(80,766)	(562,844)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,181)	1,926,142	296,039	12,364	(10,043)	531,651
NET ASSETS AT DECEMBER 31, 2021	$1,818,588	$7,858,039	$2,839,060	$5,885,598	$689,694	$4,843,959

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$39,750	$695,159	$2,278,519	$171,569	$1,383,259	$717,818	$93,106
Changes From Operations:
• Net investment income (loss)	70	8,168	22,869	1,042	18,584	7,995	305
• Net realized gain (loss) on investments	(5)	15,616	71,425	1,606	32,373	(27,304)	(1,168)
• Net change in unrealized appreciation or depreciation on investments	5,301	17,325	(9,078)	7,157	38,707	52,736	1,847
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,366	41,109	85,216	9,805	89,664	33,427	984
Changes From Unit Transactions:
• Net unit transactions	4,575	(16,475)	(334,751)	(10,427)	271,385	(167,610)	3,660
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,575	(16,475)	(334,751)	(10,427)	271,385	(167,610)	3,660
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,941	24,634	(249,535)	(622)	361,049	(134,183)	4,644
NET ASSETS AT DECEMBER 31, 2020	49,691	719,793	2,028,984	170,947	1,744,308	583,635	97,750
Changes From Operations:
• Net investment income (loss)	187	16,049	43,159	2,995	27,316	14,436	285
• Net realized gain (loss) on investments	115	32,559	153,600	3,787	144,658	11,671	15,183
• Net change in unrealized appreciation or depreciation on investments	8,575	(1,786)	19,476	(16,753)	(9,605)	5,295	23,867
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,877	46,822	216,235	(9,971)	162,369	31,402	39,335
Changes From Unit Transactions:
• Net unit transactions	14,704	(93,820)	(172,394)	(15,269)	(441,934)	352,854	100,001
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	14,704	(93,820)	(172,394)	(15,269)	(441,934)	352,854	100,001
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,581	(46,998)	43,841	(25,240)	(279,565)	384,256	139,336
NET ASSETS AT DECEMBER 31, 2021	$73,272	$672,795	$2,072,825	$145,707	$1,464,743	$967,891	$237,086

See accompanying notes.

	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,934,114	$959,947	$1,192,799	$999,239	$328,130	$79,143
Changes From Operations:
• Net investment income (loss)	19,005	6,078	12,215	7,681	4,962	1,419
• Net realized gain (loss) on investments	(25,089)	40,505	(117,047)	36,588	396	(2,318)
• Net change in unrealized appreciation or depreciation on investments	(130,144)	4,744	25,092	11,633	20,654	7,757
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(136,228)	51,327	(79,740)	55,902	26,012	6,858
Changes From Unit Transactions:
• Net unit transactions	(294,828)	(361,198)	(504,236)	(73,793)	19,851	43,883
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(294,828)	(361,198)	(504,236)	(73,793)	19,851	43,883
TOTAL INCREASE (DECREASE) IN NET ASSETS	(431,056)	(309,871)	(583,976)	(17,891)	45,863	50,741
NET ASSETS AT DECEMBER 31, 2020	1,503,058	650,076	608,823	981,348	373,993	129,884
Changes From Operations:
• Net investment income (loss)	34,137	4,956	28,167	40,858	6,240	2,755
• Net realized gain (loss) on investments	(6,615)	6,902	10,874	75,589	15,674	709
• Net change in unrealized appreciation or depreciation on investments	126,141	(30,015)	8,793	(7,035)	17,672	10,780
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	153,663	(18,157)	47,834	109,412	39,586	14,244
Changes From Unit Transactions:
• Net unit transactions	(213,105)	(87,389)	(45,146)	(74,625)	(10,782)	61,152
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(213,105)	(87,389)	(45,146)	(74,625)	(10,782)	61,152
TOTAL INCREASE (DECREASE) IN NET ASSETS	(59,442)	(105,546)	2,688	34,787	28,804	75,396
NET ASSETS AT DECEMBER 31, 2021	$1,443,616	$544,530	$611,511	$1,016,135	$402,797	$205,280

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$88,459,832	$17,220,074	$442,905	$1,591,520	$1,749,189
Changes From Operations:
• Net investment income (loss)	481,941	10,067	5,520	17,374	25,335
• Net realized gain (loss) on investments	5,594,752	878,518	6,945	(5,686)	27,074
• Net change in unrealized appreciation or depreciation on investments	7,187,676	1,709,331	36,372	144,422	229,857
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,264,369	2,597,916	48,837	156,110	282,266
Changes From Unit Transactions:
• Net unit transactions	(10,142,110)	(1,596,113)	(1,556)	(317,568)	219,218
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,142,110)	(1,596,113)	(1,556)	(317,568)	219,218
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,122,259	1,001,803	47,281	(161,458)	501,484
NET ASSETS AT DECEMBER 31, 2020	91,582,091	18,221,877	490,186	1,430,062	2,250,673
Changes From Operations:
• Net investment income (loss)	261,875	(38,170)	1,853	47,124	37,718
• Net realized gain (loss) on investments	6,645,220	1,550,349	485	56,684	77,356
• Net change in unrealized appreciation or depreciation on investments	16,821,188	911,796	10,175	46,192	173,713
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,728,283	2,423,975	12,513	150,000	288,787
Changes From Unit Transactions:
• Net unit transactions	(8,479,148)	(2,204,546)	(384,295)	722,423	226,821
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,479,148)	(2,204,546)	(384,295)	722,423	226,821
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,249,135	219,429	(371,782)	872,423	515,608
NET ASSETS AT DECEMBER 31, 2021	$106,831,226	$18,441,306	$118,404	$2,302,485	$2,766,281

See accompanying notes.

	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2050 Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount	T. Rowe Price International Stock Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2020	$2,655,201	$1,281,757	$14,612,215	$5,788,066	$6,478,881
Changes From Operations:
• Net investment income (loss)	29,463	15,821	(141,494)	(20,226)	(25,103)
• Net realized gain (loss) on investments	34,948	21,296	1,808,925	211,077	359,824
• Net change in unrealized appreciation or depreciation on investments	355,221	190,993	2,232,092	753,541	469,603
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	419,632	228,110	3,899,523	944,392	804,324
Changes From Unit Transactions:
• Net unit transactions	(23,842)	120,370	(1,831,115)	(413,032)	(443,686)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(23,842)	120,370	(1,831,115)	(413,032)	(443,686)
TOTAL INCREASE (DECREASE) IN NET ASSETS	395,790	348,480	2,068,408	531,360	360,638
NET ASSETS AT DECEMBER 31, 2020	3,050,991	1,630,237	16,680,623	6,319,426	6,839,519
Changes From Operations:
• Net investment income (loss)	54,407	29,323	(163,474)	(40,948)	(30,159)
• Net realized gain (loss) on investments	81,305	69,042	3,751,573	360,903	629,935
• Net change in unrealized appreciation or depreciation on investments	344,682	180,873	(1,598,355)	991,572	(546,230)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	480,394	279,238	1,989,744	1,311,527	53,546
Changes From Unit Transactions:
• Net unit transactions	72,523	(20,210)	(2,769,492)	(860,223)	(939,939)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	72,523	(20,210)	(2,769,492)	(860,223)	(939,939)
TOTAL INCREASE (DECREASE) IN NET ASSETS	552,917	259,028	(779,748)	451,304	(886,393)
NET ASSETS AT DECEMBER 31, 2021	$3,603,908	$1,889,265	$15,900,875	$6,770,730	$5,953,126

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements

December 31, 2021

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life & Annuity Variable Annuity Account L (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on January 31, 1997, are part of the operations of the Company. The Variable Account offers only one product (Group Variable Annuity) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of sixty-three mutual funds (the Funds) of eleven open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class B

AB VPS Large Cap Growth Portfolio - Class B

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Small Cap Value Series - Service Class

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2

Fidelity® VIP Government Money Market Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Janus Aspen Series:

Janus Henderson Global Research Portfolio - Institutional Shares

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP BlackRock Advantage Allocation Fund - Standard Class

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Diversified Income Fund - Standard Class

LVIP Delaware High Yield Fund - Standard Class

LVIP Delaware REIT Fund - Service Class

LVIP Delaware SMID Cap Core Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price 2050 Fund - Standard Class

LVIP T. Rowe Price 2060 Fund - Standard Class**

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

T. Rowe Price International Series, Inc.:

T. Rowe Price International Stock Portfolio

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2021

The Fidelity VIP Government Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP

Government Money Market Portfolio are allocated to purchase shares of one or more of the above Funds.

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2021. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.

Investment Fund Changes: During 2020, the LVIP T. Rowe Price 2060 Fund - Standard Class fund became available as an investment option for account contract owners.

Also during 2021, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the Delaware VIP® Trust. The following funds were affected:

Fund Acquired	Acquiring Fund
Delaware VIP® Diversified Income Series - Standard Class	LVIP Delaware Diversified Income Fund - Standard Class
Delaware VIP® High Yield Series - Standard Class	LVIP Delaware High Yield Fund - Standard Class
Delaware VIP® REIT Series - Service Class	LVIP Delaware REIT Fund - Service Class
Delaware VIP® Smid Cap Core Series - Service Class	LVIP Delaware SMID Cap Core Fund - Service Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at an effective daily rate of .0027397% (1.00% on an annual basis) of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Government Money Market Portfolio, which does not have a mortality and expense charge. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations.

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2021 and 2020 were $48,111 and $58,869, respectively.

Surrender, contract and all other charges are included within Net unit transactions on the Statements of Changes in Net Assets.

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2021, follows:

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
AB VPS Global Thematic Growth Portfolio - Class B
	2021		1.00%	$14.94	222,264	$3,321,704	21.35%	0.00%
	2020		1.00%	12.32	230,673	2,840,805	37.70%	0.46%
	2019		1.00%	8.94	246,987	2,208,962	28.49%	0.16%
	2018		1.00%	6.96	284,885	1,982,947	-10.88%	0.00%
	2017		1.00%	7.81	282,910	2,209,584	34.94%	0.28%
AB VPS Growth Portfolio - Class B
	2018		1.00%	17.75	128,443	2,280,391	2.74%	0.00%
	2017		1.00%	17.28	115,394	1,994,133	32.81%	0.00%
AB VPS Large Cap Growth Portfolio - Class B
	2021		1.00%	19.03	196,980	3,748,698	27.37%	0.00%
	2020		1.00%	14.94	204,939	3,062,024	33.80%	0.00%
	2019	4/26/19	1.00%	11.17	271,716	3,034,135	11.02%	0.00%
American Century VP Balanced Fund - Class I
	2021		1.00%	69.53	144,638	10,056,531	14.62%	0.72%
	2020		1.00%	60.66	159,140	9,653,643	11.41%	1.16%
	2019		1.00%	54.45	186,814	10,172,017	18.66%	1.54%
	2018		1.00%	45.89	203,930	9,357,831	-4.79%	1.41%
	2017		1.00%	48.19	211,963	10,215,449	12.78%	1.55%
American Funds Global Growth Fund - Class 2
	2021		1.00%	57.56	82,603	4,754,329	15.26%	0.34%
	2020		1.00%	49.94	92,748	4,631,381	29.17%	0.35%
	2019		1.00%	38.66	110,960	4,289,614	33.93%	1.09%
	2018		1.00%	28.87	127,075	3,668,018	-9.95%	0.64%
	2017		1.00%	32.05	133,066	4,265,269	30.16%	0.68%
American Funds Growth Fund - Class 2
	2021		1.00%	53.53	730,041	39,078,738	20.78%	0.21%
	2020		1.00%	44.32	823,525	36,499,783	50.57%	0.31%
	2019		1.00%	29.44	929,014	27,346,542	29.47%	0.74%
	2018		1.00%	22.74	1,043,633	23,727,400	-1.24%	0.43%
	2017		1.00%	23.02	1,075,608	24,761,361	27.02%	0.50%
American Funds Growth-Income Fund - Class 2
	2021		1.00%	44.39	218,493	9,698,132	22.86%	1.11%
	2020		1.00%	36.13	242,688	8,767,666	12.42%	1.31%
	2019		1.00%	32.14	292,933	9,414,052	24.88%	1.63%
	2018		1.00%	25.73	332,594	8,559,006	-2.76%	1.42%
	2017		1.00%	26.47	332,200	8,791,874	21.16%	1.40%
American Funds International Fund - Class 2
	2021		1.00%	22.12	227,844	5,039,840	-2.48%	2.33%
	2020		1.00%	22.68	254,253	5,766,785	12.84%	0.64%
	2019		1.00%	20.10	297,390	5,977,742	21.66%	1.43%
	2018		1.00%	16.52	335,714	5,546,679	-14.00%	1.64%
	2017		1.00%	19.21	359,803	6,912,210	30.83%	1.29%
BlackRock Global Allocation V.I. Fund - Class I
	2021		1.00%	23.05	48,370	1,115,073	5.61%	1.04%
	2020		1.00%	21.83	37,117	810,179	19.80%	1.28%
	2019		1.00%	18.22	40,199	732,400	16.82%	1.28%
	2018		1.00%	15.60	42,042	655,720	-8.26%	0.94%
	2017		1.00%	17.00	43,430	738,338	12.73%	1.30%
Delaware VIP® Small Cap Value Series - Service Class
	2021		1.00%	43.82	129,177	5,660,682	32.68%	0.64%
	2020		1.00%	33.03	129,509	4,277,315	-3.15%	1.03%
	2019		1.00%	34.10	151,886	5,179,525	26.45%	0.78%
	2018		1.00%	26.97	170,546	4,599,400	-17.77%	0.60%
	2017		1.00%	32.80	179,646	5,891,788	10.65%	0.65%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2021		1.00%	$16.44	4,503	$74,024	11.62%	2.28%
	2020		1.00%	14.73	5,841	86,014	4.66%	2.82%
	2019		1.00%	14.07	6,678	93,972	13.54%	3.57%
	2018		1.00%	12.39	7,336	90,922	-10.04%	2.15%
	2017		1.00%	13.78	6,908	95,165	6.34%	2.24%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2021		1.00%	65.61	302,363	19,837,129	8.83%	1.59%
	2020		1.00%	60.29	318,359	19,192,630	13.73%	1.50%
	2019		1.00%	53.01	337,560	17,893,788	17.07%	1.73%
	2018		1.00%	45.28	383,325	17,356,557	-6.29%	1.66%
	2017		1.00%	48.32	411,618	19,889,006	12.97%	1.87%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2021		1.00%	54.51	359,949	19,621,734	26.24%	0.03%
	2020		1.00%	43.18	405,340	17,502,937	28.94%	0.08%
	2019		1.00%	33.49	468,716	15,697,072	29.97%	0.22%
	2018		1.00%	25.77	514,540	13,258,330	-7.57%	0.43%
	2017		1.00%	27.88	555,520	15,486,436	20.38%	0.79%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2
	2021		1.00%	13.85	14,809	205,052	8.18%	0.87%
	2020		1.00%	12.80	14,727	188,496	13.58%	1.15%
	2019		1.00%	11.27	614	6,917	18.69%	1.76%
	2018	4/6/18	1.00%	9.49	614	5,828	-5.15%	1.31%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2
	2021		1.00%	14.24	17,514	249,426	9.45%	0.54%
	2020		1.00%	13.01	38,267	497,928	14.53%	0.95%
	2019		1.00%	11.36	39,363	447,225	20.30%	3.03%
	2018	1/23/18	1.00%	9.44	14,734	139,147	-11.13%	1.35%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2
	2021		1.00%	14.73	13,689	201,635	10.96%	0.76%
	2020		1.00%	13.28	15,421	204,719	15.48%	1.10%
	2019		1.00%	11.50	10,940	125,765	22.88%	2.05%
	2018	3/5/18	1.00%	9.36	2,855	26,709	-8.88%	2.19%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
	2021		1.00%	15.49	25,355	392,672	14.03%	0.77%
	2020		1.00%	13.58	30,756	417,698	16.78%	0.96%
	2019		1.00%	11.63	26,178	304,434	25.87%	1.78%
	2018		1.00%	9.24	20,205	186,687	-10.39%	1.11%
	2017	12/26/17	1.00%	10.31	6	60	0.21%	0.00%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
	2021		1.00%	15.97	4,208	67,212	16.33%	0.76%
	2020		1.00%	13.73	2,940	40,377	17.81%	0.63%
	2019		1.00%	11.66	5,636	65,697	26.96%	2.05%
	2018		1.00%	9.18	3,071	28,196	-11.02%	1.53%
	2017	12/26/17	1.00%	10.32	3	30	0.22%	0.00%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
	2021		1.00%	15.97	15,997	255,550	16.36%	0.84%
	2020		1.00%	13.73	7,351	100,917	17.78%	0.77%
	2019		1.00%	11.66	7,816	91,097	26.97%	2.07%
	2018		1.00%	9.18	3,585	32,904	-11.03%	1.93%
	2017	12/26/17	1.00%	10.32	6	60	0.22%	0.00%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
	2021		1.00%	15.98	28,596	456,866	16.35%	1.20%
	2020		1.00%	13.73	13,071	179,484	17.81%	0.92%
	2019		1.00%	11.66	5,579	65,027	26.94%	1.98%
	2018		1.00%	9.18	3,444	31,622	-11.02%	1.48%
	2017	12/15/17	1.00%	10.32	215	2,220	0.97%	0.15%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2
	2021		1.00%	$14.86	5,087	$75,607	16.35%	1.29%
	2020		1.00%	12.77	2,345	29,957	17.83%	1.11%
	2019	10/4/19	1.00%	10.84	156	1,687	9.25%	2.16%
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2
	2021		1.00%	14.87	1,116	16,598	16.35%	1.28%
	2020		1.00%	12.78	775	9,905	17.86%	0.94%
	2019	10/4/19	1.00%	10.84	74	805	9.26%	2.03%
Fidelity® VIP Government Money Market Portfolio - Initial Class
	2021		0.00%	18.92	4,611	87,221	0.01%	0.01%
	2020		0.00%	18.91	2,406	45,509	0.32%	0.29%
	2019		0.00%	18.85	1,884	35,510	2.01%	2.01%
	2018		0.00%	18.48	1,648	30,462	1.65%	1.65%
	2017		0.00%	18.18	1,365	24,794	0.71%	0.67%
Fidelity® VIP Growth Portfolio - Initial Class
	2021		1.00%	219.78	425,086	93,423,722	21.99%	0.00%
	2020		1.00%	180.16	465,682	83,897,314	42.46%	0.07%
	2019		1.00%	126.46	515,299	65,165,599	32.98%	0.26%
	2018		1.00%	95.10	560,487	53,302,443	-1.16%	0.24%
	2017		1.00%	96.22	609,253	58,621,150	33.79%	0.22%
Janus Henderson Global Research Portfolio - Institutional Shares
	2021		1.00%	38.69	245,760	9,508,664	16.92%	0.51%
	2020		1.00%	33.09	267,195	8,842,339	18.87%	0.72%
	2019		1.00%	27.84	288,799	8,040,375	27.76%	0.99%
	2018		1.00%	21.79	320,511	6,984,411	-7.79%	1.12%
	2017		1.00%	23.63	348,786	8,242,957	25.76%	0.82%
LVIP Baron Growth Opportunities Fund - Service Class
	2021		1.00%	138.45	157,829	21,851,034	17.54%	0.00%
	2020		1.00%	117.79	178,152	20,984,345	32.75%	0.00%
	2019		1.00%	88.73	194,253	17,236,569	35.03%	0.00%
	2018		1.00%	65.71	222,596	14,627,831	-4.89%	0.00%
	2017		1.00%	69.09	237,996	16,443,949	25.97%	0.00%
LVIP BlackRock Advantage Allocation Fund - Standard Class
	2021		1.00%	24.66	3,169	78,129	6.64%	1.25%
	2020		1.00%	23.12	3,382	78,187	12.00%	1.84%
	2019		1.00%	20.64	2,968	61,263	15.50%	2.82%
	2018		1.00%	17.87	2,094	37,417	-6.32%	1.50%
	2017		1.00%	19.08	3,602	68,720	13.19%	2.33%
LVIP BlackRock Global Real Estate Fund - Standard Class
	2021		1.00%	14.41	17,096	246,354	26.74%	7.15%
	2020		1.00%	11.37	15,996	181,863	-3.18%	4.65%
	2019		1.00%	11.74	27,393	321,681	23.67%	4.07%
	2018		1.00%	9.50	22,938	217,804	-9.25%	3.83%
	2017		1.00%	10.46	22,999	240,651	9.76%	4.12%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2021		1.00%	10.67	35,244	376,161	3.63%	6.69%
	2020		1.00%	10.30	40,795	420,150	4.23%	0.16%
	2019		1.00%	9.88	41,371	408,791	4.84%	2.11%
	2018		1.00%	9.43	61,609	580,672	-0.72%	5.28%
	2017		1.00%	9.49	66,233	628,804	1.17%	1.83%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2021		1.00%	21.57	129,918	2,801,987	29.56%	0.00%
	2020		1.00%	16.65	130,538	2,173,057	22.59%	0.37%
	2019		1.00%	13.58	133,570	1,813,839	18.74%	0.65%
	2018		1.00%	11.44	148,897	1,702,850	-5.27%	0.71%
	2017		1.00%	12.07	153,796	1,856,663	24.88%	0.64%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2021		1.00%	$21.13	5,213	$110,161	12.16%	0.00%
	2020		1.00%	18.84	8,134	153,240	26.44%	0.00%
	2019		1.00%	14.90	10,551	157,211	23.67%	0.00%
	2018		1.00%	12.05	9,741	117,364	-0.64%	0.00%
	2017		1.00%	12.13	3,191	38,691	24.31%	0.00%
LVIP Delaware Bond Fund - Standard Class
	2021		1.00%	18.87	126,952	2,395,937	-2.78%	1.84%
	2020		1.00%	19.41	152,356	2,957,542	8.77%	2.28%
	2019		1.00%	17.85	154,614	2,759,316	8.12%	3.15%
	2018		1.00%	16.51	157,440	2,598,748	-1.82%	3.32%
	2017		1.00%	16.81	149,359	2,511,000	3.33%	2.91%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2021		1.00%	10.12	11,976	121,153	-0.85%	0.88%
	2020		1.00%	10.20	15,758	160,787	0.11%	1.25%
	2019		1.00%	10.19	15,753	160,554	3.30%	2.53%
	2018		1.00%	9.87	15,810	155,975	-0.98%	7.59%
	2017		1.00%	9.96	2,352	23,429	1.26%	0.87%
LVIP Delaware Diversified Income Fund - Standard Class
	2021		1.00%	21.15	108,572	2,296,184	-2.28%	4.95%
	2020		1.00%	21.64	124,612	2,696,842	9.93%	2.56%
	2019		1.00%	19.69	110,952	2,184,271	9.34%	2.83%
	2018		1.00%	18.01	111,868	2,014,275	-3.10%	3.17%
	2017		1.00%	18.58	114,916	2,135,327	4.18%	2.64%
LVIP Delaware High Yield Fund - Standard Class
	2021		1.00%	24.62	73,861	1,818,588	3.88%	9.77%
	2020		1.00%	23.70	78,126	1,851,769	6.17%	5.74%
	2019		1.00%	22.32	82,501	1,841,780	15.27%	6.33%
	2018		1.00%	19.37	84,268	1,632,008	-5.42%	6.01%
	2017		1.00%	20.48	89,599	1,834,705	6.42%	5.55%
LVIP Delaware REIT Fund - Service Class
	2021		1.00%	58.46	134,422	7,858,039	41.13%	2.39%
	2020		1.00%	41.42	143,204	5,931,897	-11.53%	1.70%
	2019		1.00%	46.82	162,982	7,631,276	25.24%	1.87%
	2018		1.00%	37.39	182,875	6,837,085	-8.44%	1.79%
	2017		1.00%	40.83	202,170	8,254,851	0.26%	1.33%
LVIP Delaware SMID Cap Core Fund - Service Class
	2021		1.00%	33.17	85,591	2,839,060	21.60%	0.59%
	2020		1.00%	27.28	93,229	2,543,021	9.64%	0.28%
	2019		1.00%	24.88	103,496	2,574,926	27.97%	0.30%
	2018		1.00%	19.44	128,191	2,492,288	-13.27%	0.00%
	2017		1.00%	22.42	135,578	3,039,379	17.20%	0.09%
LVIP Delaware Social Awareness Fund - Standard Class
	2021		1.00%	61.08	96,357	5,885,598	25.18%	0.74%
	2020		1.00%	48.80	120,362	5,873,234	18.50%	1.29%
	2019		1.00%	41.18	137,443	5,659,901	30.66%	2.02%
	2018		1.00%	31.52	151,016	4,759,417	-5.51%	1.27%
	2017		1.00%	33.35	167,552	5,588,678	19.00%	1.29%
LVIP Delaware Wealth Builder Fund - Standard Class
	2021		1.00%	25.27	27,293	689,694	10.67%	1.98%
	2020		1.00%	22.83	30,645	699,737	4.56%	2.20%
	2019		1.00%	21.84	26,956	588,640	14.75%	3.05%
	2018		1.00%	19.03	24,564	467,451	-6.16%	3.32%
	2017		1.00%	20.28	20,171	409,054	11.17%	2.55%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2021		1.00%	35.85	135,110	4,843,959	26.28%	1.12%
	2020		1.00%	28.39	151,890	4,312,308	15.24%	1.47%
	2019		1.00%	24.64	175,937	4,334,380	28.82%	1.83%
	2018		1.00%	19.13	189,437	3,622,971	-8.22%	1.47%
	2017		1.00%	20.84	199,385	4,154,575	19.67%	1.42%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2021		1.00%	$13.72	5,342	$73,272	16.15%	1.29%
	2020		1.00%	11.81	4,208	49,691	11.54%	1.17%
	2019		1.00%	10.59	3,755	39,750	11.67%	2.07%
	2018		1.00%	9.48	3,051	28,925	-10.05%	1.13%
	2017		1.00%	10.54	5,598	59,003	20.19%	3.18%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2021		1.00%	22.14	30,385	672,795	6.56%	3.21%
	2020		1.00%	20.78	34,642	719,793	6.01%	2.21%
	2019		1.00%	19.60	35,467	695,159	13.87%	2.41%
	2018		1.00%	17.21	41,864	720,619	-5.40%	2.64%
	2017		1.00%	18.20	40,080	729,321	9.40%	2.33%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2021		1.00%	21.45	96,652	2,072,825	11.65%	3.16%
	2020		1.00%	19.21	105,629	2,028,984	4.80%	2.19%
	2019		1.00%	18.33	124,318	2,278,519	14.70%	2.31%
	2018		1.00%	15.98	131,563	2,102,220	-7.26%	2.27%
	2017		1.00%	17.23	146,019	2,515,926	14.48%	2.33%
LVIP Global Income Fund - Standard Class
	2021		1.00%	13.00	11,208	145,707	-6.03%	2.79%
	2020		1.00%	13.83	12,356	170,947	5.72%	1.60%
	2019		1.00%	13.09	13,111	171,569	5.67%	2.65%
	2018		1.00%	12.38	12,524	155,088	0.89%	3.59%
	2017		1.00%	12.27	15,545	190,806	4.00%	0.00%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2021		1.00%	21.99	66,621	1,464,743	9.72%	2.63%
	2020		1.00%	20.04	87,045	1,744,308	5.04%	2.17%
	2019		1.00%	19.08	72,507	1,383,259	13.87%	2.24%
	2018		1.00%	16.75	83,249	1,394,698	-6.37%	2.11%
	2017		1.00%	17.89	100,727	1,802,346	13.18%	2.07%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2021		1.00%	20.94	46,221	967,891	4.82%	2.97%
	2020		1.00%	19.98	29,213	583,635	8.39%	2.33%
	2019		1.00%	18.43	38,943	717,818	12.80%	3.17%
	2018		1.00%	16.34	42,454	693,737	-5.48%	2.77%
	2017		1.00%	17.29	42,790	739,760	9.85%	2.55%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2021		1.00%	15.39	15,407	237,086	27.79%	1.14%
	2020		1.00%	12.04	8,118	97,750	0.93%	1.41%
	2019		1.00%	11.93	7,804	93,106	15.01%	1.26%
	2018		1.00%	10.37	10,148	105,269	-12.68%	1.47%
	2017		1.00%	11.88	6,046	71,831	13.55%	0.55%
LVIP Mondrian International Value Fund - Standard Class
	2021		1.00%	22.24	64,925	1,443,616	10.16%	3.21%
	2020		1.00%	20.19	74,463	1,503,058	-5.92%	2.28%
	2019		1.00%	21.45	90,149	1,934,114	17.07%	3.53%
	2018		1.00%	18.33	116,274	2,130,850	-12.36%	3.23%
	2017		1.00%	20.91	116,305	2,431,952	20.13%	3.22%
LVIP SSGA Bond Index Fund - Standard Class
	2021		1.00%	13.49	40,366	544,530	-2.95%	1.92%
	2020		1.00%	13.90	46,766	650,076	6.42%	1.82%
	2019		1.00%	13.06	73,489	959,947	7.16%	2.53%
	2018		1.00%	12.19	77,630	946,242	-1.31%	3.49%
	2017		1.00%	12.35	58,815	726,449	2.16%	2.85%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2021		1.00%	17.38	35,186	611,511	7.70%	5.30%
	2020		1.00%	16.14	37,730	608,823	1.63%	2.88%
	2019		1.00%	15.88	75,127	1,192,799	6.54%	3.88%
	2018		1.00%	14.90	73,332	1,092,842	-13.18%	6.09%
	2017		1.00%	17.17	43,141	740,546	22.60%	2.37%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2021		1.00%	$18.86	53,891	$1,016,135	11.46%	5.04%
	2020		1.00%	16.92	58,010	981,348	5.95%	1.82%
	2019		1.00%	15.97	62,585	999,239	14.60%	2.55%
	2018		1.00%	13.93	71,725	999,282	-9.09%	2.82%
	2017		1.00%	15.33	74,474	1,141,321	13.67%	4.14%
LVIP SSGA International Index Fund - Standard Class
	2021		1.00%	21.20	18,997	402,797	9.95%	2.55%
	2020		1.00%	19.28	19,393	373,993	6.78%	2.52%
	2019		1.00%	18.06	18,168	328,130	20.37%	2.72%
	2018		1.00%	15.00	17,325	259,945	-14.56%	2.69%
	2017		1.00%	17.56	17,345	304,594	23.45%	2.72%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2021		1.00%	13.72	14,962	205,280	9.66%	2.52%
	2020		1.00%	12.51	10,381	129,884	-1.96%	2.64%
	2019		1.00%	12.76	6,202	79,143	17.61%	2.54%
	2018		1.00%	10.85	6,137	66,591	-13.08%	3.79%
	2017		1.00%	12.48	3,040	37,948	23.03%	1.44%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2021		1.00%	38.26	2,792,077	106,831,226	27.14%	1.26%
	2020		1.00%	30.09	3,043,252	91,582,091	16.86%	1.58%
	2019		1.00%	25.75	3,435,040	88,459,832	29.89%	1.68%
	2018		1.00%	19.83	3,799,269	75,322,131	-5.59%	1.81%
	2017		1.00%	21.00	4,008,699	84,183,578	20.37%	1.88%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2021		1.00%	28.63	644,014	18,441,306	13.42%	0.80%
	2020		1.00%	25.25	721,730	18,221,877	18.01%	1.06%
	2019		1.00%	21.39	804,914	17,220,074	23.79%	0.94%
	2018		1.00%	17.28	903,045	15,606,668	-12.25%	0.95%
	2017		1.00%	19.69	946,074	18,632,686	13.07%	1.00%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2021		1.00%	18.39	6,440	118,404	7.53%	2.37%
	2020		1.00%	17.10	28,668	490,186	11.17%	2.24%
	2019		1.00%	15.38	28,798	442,905	14.58%	4.57%
	2018		1.00%	13.42	6,301	84,576	-5.18%	1.58%
	2017		1.00%	14.16	9,293	131,544	8.55%	1.92%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2021		1.00%	18.69	123,171	2,302,485	9.13%	3.44%
	2020		1.00%	17.13	83,486	1,430,062	12.14%	2.20%
	2019		1.00%	15.28	104,190	1,591,520	17.74%	2.74%
	2018		1.00%	12.97	149,396	1,938,176	-6.52%	2.01%
	2017		1.00%	13.88	132,798	1,842,942	10.91%	2.24%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2021		1.00%	19.48	142,039	2,766,281	12.47%	2.45%
	2020		1.00%	17.32	129,972	2,250,673	14.10%	2.33%
	2019		1.00%	15.18	115,256	1,749,189	20.93%	2.59%
	2018		1.00%	12.55	106,046	1,330,811	-8.51%	1.80%
	2017		1.00%	13.72	102,086	1,400,235	12.34%	1.99%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2021		1.00%	19.45	185,310	3,603,908	15.77%	2.62%
	2020		1.00%	16.80	181,614	3,050,991	15.46%	2.11%
	2019		1.00%	14.55	182,488	2,655,201	23.20%	2.30%
	2018		1.00%	11.81	181,819	2,147,215	-9.63%	1.72%
	2017		1.00%	13.07	151,165	1,975,449	13.49%	2.22%
LVIP T. Rowe Price 2050 Fund - Standard Class
	2021		1.00%	20.14	93,806	1,889,265	16.83%	2.59%
	2020		1.00%	17.24	94,570	1,630,237	15.73%	2.18%
	2019		1.00%	14.90	86,051	1,281,757	23.91%	2.36%
	2018		1.00%	12.02	73,706	886,036	-9.38%	1.98%
	2017		1.00%	13.27	53,079	704,139	15.94%	2.56%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2021		1.00%	$64.86	245,153	$15,900,875	12.71%	0.01%
	2020		1.00%	57.55	289,866	16,680,623	30.38%	0.00%
	2019		1.00%	44.14	331,074	14,612,215	36.03%	0.17%
	2018		1.00%	32.45	366,879	11,903,481	-4.04%	0.35%
	2017		1.00%	33.81	420,286	14,210,376	23.50%	0.20%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.00%	—	—	—	0.00%	1.99%
	2018		1.00%	29.06	187,500	5,448,389	-2.02%	1.16%
	2017		1.00%	29.66	206,147	6,114,006	12.23%	0.58%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2021		1.00%	15.82	427,977	6,770,730	22.25%	0.37%
	2020		1.00%	12.94	488,324	6,319,426	18.37%	0.62%
	2019	4/29/19	1.00%	10.93	529,438	5,788,066	8.79%	0.41%
T. Rowe Price International Stock Portfolio
	2021		1.00%	31.50	188,985	5,953,126	0.31%	0.55%
	2020		1.00%	31.40	217,804	6,839,519	13.31%	0.58%
	2019		1.00%	27.71	233,782	6,478,881	26.50%	2.36%
	2018		1.00%	21.91	255,439	5,596,080	-15.06%	1.32%
	2017		1.00%	25.79	267,925	6,910,122	26.61%	1.10%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(4)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2021:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class B	$497,480	$267,937
AB VPS Large Cap Growth Portfolio - Class B	997,059	908,992
American Century VP Balanced Fund - Class I	511,441	1,025,497
American Funds Global Growth Fund - Class 2	458,835	824,099
American Funds Growth Fund - Class 2	5,671,808	5,648,903
American Funds Growth-Income Fund - Class 2	430,424	1,301,799
American Funds International Fund - Class 2	263,776	797,073
BlackRock Global Allocation V.I. Fund - Class I	498,721	83,554
Delaware VIP® Small Cap Value Series - Service Class	656,190	679,413
DWS Alternative Asset Allocation VIP Portfolio - Class A	3,835	24,158
Fidelity® VIP Asset Manager Portfolio - Initial Class	611,565	1,411,519

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$2,478,050	$2,490,490
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	12,922	1,739
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	45,540	315,675
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	63,867	82,584
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	46,182	106,383
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	21,978	1,506
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	203,704	66,877
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	284,729	27,678
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	40,655	407
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	34,907	29,631
Fidelity® VIP Government Money Market Portfolio - Initial Class	55,102	13,390
Fidelity® VIP Growth Portfolio - Initial Class	19,446,336	10,066,928
Janus Henderson Global Research Portfolio - Institutional Shares	565,875	961,036
LVIP Baron Growth Opportunities Fund - Service Class	889,722	3,223,863
LVIP BlackRock Advantage Allocation Fund - Standard Class	11,649	11,084
LVIP BlackRock Global Real Estate Fund - Standard Class	53,300	16,145
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	80,248	116,733
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	427,763	245,813
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	26,692	79,338
LVIP Delaware Bond Fund - Standard Class	169,611	600,390
LVIP Delaware Diversified Floating Rate Fund - Service Class	67,815	106,526
LVIP Delaware Diversified Income Fund - Standard Class	306,533	482,465
LVIP Delaware High Yield Fund - Standard Class	379,779	321,814
LVIP Delaware REIT Fund - Service Class	268,281	604,557
LVIP Delaware SMID Cap Core Fund - Service Class	478,294	502,916
LVIP Delaware Social Awareness Fund - Standard Class	444,575	1,578,760
LVIP Delaware Wealth Builder Fund - Standard Class	62,961	118,004
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	464,410	841,536
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	15,495	604
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	50,646	111,202
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	291,257	324,727
LVIP Global Income Fund - Standard Class	27,818	37,349
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	114,618	475,624
LVIP JPMorgan Retirement Income Fund - Standard Class	410,664	31,833
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	224,019	121,472
LVIP Mondrian International Value Fund - Standard Class	158,604	337,572
LVIP SSGA Bond Index Fund - Standard Class	270,039	350,629
LVIP SSGA Emerging Markets 100 Fund - Standard Class	84,670	101,649
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	115,273	87,172
LVIP SSGA International Index Fund - Standard Class	78,227	82,769
LVIP SSGA International Managed Volatility Fund - Standard Class	68,820	4,913
LVIP SSGA S&P 500 Index Fund - Standard Class	3,796,038	10,422,568
LVIP SSGA Small-Cap Index Fund - Standard Class	1,062,006	2,796,781
LVIP T. Rowe Price 2010 Fund - Standard Class	31,241	410,832
LVIP T. Rowe Price 2020 Fund - Standard Class	894,000	70,769
LVIP T. Rowe Price 2030 Fund - Standard Class	676,488	378,384
LVIP T. Rowe Price 2040 Fund - Standard Class	409,117	239,322
LVIP T. Rowe Price 2050 Fund - Standard Class	230,554	196,209
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2,592,032	3,282,065
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	269,476	1,046,077
T. Rowe Price International Stock Portfolio	477,037	1,047,992

5. Investments

The following is a summary of investments owned at December 31, 2021:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class B	75,838	$43.80	$3,321,704	$2,045,998
AB VPS Large Cap Growth Portfolio - Class B	43,757	85.67	3,748,698	2,771,493

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Century VP Balanced Fund - Class I	1,051,938	$9.56	$10,056,531	$7,548,608
American Funds Global Growth Fund - Class 2	105,793	44.94	4,754,329	2,936,887
American Funds Growth Fund - Class 2	309,461	126.28	39,078,738	22,662,576
American Funds Growth-Income Fund - Class 2	145,968	66.44	9,698,132	6,503,967
American Funds International Fund - Class 2	223,002	22.60	5,039,840	4,249,941
BlackRock Global Allocation V.I. Fund - Class I	62,680	17.79	1,115,073	1,119,757
Delaware VIP® Small Cap Value Series - Service Class	125,070	45.26	5,660,682	4,199,857
DWS Alternative Asset Allocation VIP Portfolio - Class A	4,893	15.13	74,024	64,599
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,082,222	18.33	19,837,129	15,837,612
Fidelity® VIP Contrafund® Portfolio - Service Class 2	373,676	52.51	19,621,734	12,171,086
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	13,393	15.31	205,052	185,286
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	14,132	17.65	249,426	213,893
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	11,321	17.81	201,635	169,019
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	13,186	29.78	392,672	308,296
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	2,331	28.83	67,212	53,615
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	8,791	29.07	255,550	227,211
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	17,451	26.18	456,866	408,685
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	5,306	14.25	75,607	64,277
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	1,173	14.15	16,598	15,576
Fidelity® VIP Government Money Market Portfolio - Initial Class	87,221	1.00	87,221	87,221
Fidelity® VIP Growth Portfolio - Initial Class	912,074	102.43	93,423,722	56,429,177
Janus Henderson Global Research Portfolio - Institutional Shares	133,399	71.28	9,508,664	5,296,835
LVIP Baron Growth Opportunities Fund - Service Class	238,634	91.57	21,851,034	9,386,773
LVIP BlackRock Advantage Allocation Fund - Standard Class	6,052	12.91	78,129	81,264
LVIP BlackRock Global Real Estate Fund - Standard Class	24,569	10.03	246,354	227,331
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	36,422	10.33	376,161	376,176
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	51,511	54.40	2,801,987	1,664,534
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	4,576	24.07	110,161	80,467
LVIP Delaware Bond Fund - Standard Class	175,001	13.69	2,395,937	2,392,267
LVIP Delaware Diversified Floating Rate Fund - Service Class	12,233	9.90	121,153	122,965
LVIP Delaware Diversified Income Fund - Standard Class	217,999	10.53	2,296,184	2,336,174
LVIP Delaware High Yield Fund - Standard Class	375,354	4.85	1,818,588	1,909,597
LVIP Delaware REIT Fund - Service Class	467,240	16.82	7,858,039	5,963,715
LVIP Delaware SMID Cap Core Fund - Service Class	110,405	25.72	2,839,060	2,572,040
LVIP Delaware Social Awareness Fund - Standard Class	107,214	54.90	5,885,598	3,992,988
LVIP Delaware Wealth Builder Fund - Standard Class	53,544	12.88	689,694	702,515
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	104,535	46.34	4,843,959	3,383,236
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,597	45.87	73,272	58,132
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	45,719	14.72	672,795	605,800
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	132,848	15.60	2,072,825	1,731,711
LVIP Global Income Fund - Standard Class	13,364	10.90	145,707	152,813
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	92,565	15.82	1,464,743	1,249,108
LVIP JPMorgan Retirement Income Fund - Standard Class	71,357	13.56	967,891	979,250
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	10,616	22.33	237,086	208,488
LVIP Mondrian International Value Fund - Standard Class	87,609	16.48	1,443,616	1,505,636
LVIP SSGA Bond Index Fund - Standard Class	47,162	11.55	544,530	553,133
LVIP SSGA Emerging Markets 100 Fund - Standard Class	69,847	8.76	611,511	583,580
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	81,356	12.49	1,016,135	928,680
LVIP SSGA International Index Fund - Standard Class	35,906	11.22	402,797	338,919
LVIP SSGA International Managed Volatility Fund - Standard Class	19,674	10.43	205,280	179,487
LVIP SSGA S&P 500 Index Fund - Standard Class	3,550,980	30.09	106,831,226	51,417,824
LVIP SSGA Small-Cap Index Fund - Standard Class	465,267	39.64	18,441,306	12,190,653
LVIP T. Rowe Price 2010 Fund - Standard Class	10,977	10.79	118,404	118,298
LVIP T. Rowe Price 2020 Fund - Standard Class	202,132	11.39	2,302,485	2,260,372
LVIP T. Rowe Price 2030 Fund - Standard Class	210,444	13.15	2,766,281	2,425,359
LVIP T. Rowe Price 2040 Fund - Standard Class	276,035	13.06	3,603,908	2,994,367
LVIP T. Rowe Price 2050 Fund - Standard Class	135,977	13.89	1,889,265	1,480,056
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	438,524	36.26	15,900,875	9,746,986
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	182,844	37.03	6,770,730	4,839,995
T. Rowe Price International Stock Portfolio	371,838	16.01	5,953,126	5,221,217

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2021, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	9,326	(17,735)	(8,409)
AB VPS Large Cap Growth Portfolio - Class B	46,337	(54,296)	(7,959)
American Century VP Balanced Fund - Class I	2,593	(17,095)	(14,502)
American Funds Global Growth Fund - Class 2	3,994	(14,139)	(10,145)
American Funds Growth Fund - Class 2	16,653	(110,137)	(93,484)
American Funds Growth-Income Fund - Class 2	6,876	(31,071)	(24,195)
American Funds International Fund - Class 2	7,024	(33,433)	(26,409)
BlackRock Global Allocation V.I. Fund - Class I	14,771	(3,518)	11,253
Delaware VIP® Small Cap Value Series - Service Class	16,106	(16,438)	(332)
DWS Alternative Asset Allocation VIP Portfolio - Class A	146	(1,484)	(1,338)
Fidelity® VIP Asset Manager Portfolio - Initial Class	3,653	(19,649)	(15,996)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	4,936	(50,327)	(45,391)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	82	—	82
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	2,273	(23,026)	(20,753)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	3,881	(5,613)	(1,732)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	1,862	(7,263)	(5,401)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	1,334	(66)	1,268
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	12,942	(4,296)	8,646
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	17,245	(1,720)	15,525
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	2,742	—	2,742
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	2,316	(1,975)	341
Fidelity® VIP Government Money Market Portfolio - Initial Class	2,913	(708)	2,205
Fidelity® VIP Growth Portfolio - Initial Class	6,707	(47,303)	(40,596)
Janus Henderson Global Research Portfolio - Institutional Shares	3,354	(24,789)	(21,435)
LVIP Baron Growth Opportunities Fund - Service Class	3,757	(24,080)	(20,323)
LVIP BlackRock Advantage Allocation Fund - Standard Class	223	(436)	(213)
LVIP BlackRock Global Real Estate Fund - Standard Class	2,210	(1,110)	1,100
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	5,518	(11,069)	(5,551)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	10,980	(11,600)	(620)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,219	(4,140)	(2,921)
LVIP Delaware Bond Fund - Standard Class	5,461	(30,865)	(25,404)
LVIP Delaware Diversified Floating Rate Fund - Service Class	6,590	(10,372)	(3,782)
LVIP Delaware Diversified Income Fund - Standard Class	5,941	(21,981)	(16,040)
LVIP Delaware High Yield Fund - Standard Class	8,551	(12,816)	(4,265)
LVIP Delaware REIT Fund - Service Class	2,706	(11,488)	(8,782)
LVIP Delaware SMID Cap Core Fund - Service Class	8,166	(15,804)	(7,638)
LVIP Delaware Social Awareness Fund - Standard Class	3,115	(27,120)	(24,005)
LVIP Delaware Wealth Builder Fund - Standard Class	1,358	(4,710)	(3,352)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	7,631	(24,411)	(16,780)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,134	—	1,134
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	522	(4,779)	(4,257)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	6,953	(15,930)	(8,977)
LVIP Global Income Fund - Standard Class	1,551	(2,699)	(1,148)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,061	(21,485)	(20,424)
LVIP JPMorgan Retirement Income Fund - Standard Class	18,355	(1,347)	17,008
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	15,586	(8,297)	7,289
LVIP Mondrian International Value Fund - Standard Class	5,206	(14,744)	(9,538)
LVIP SSGA Bond Index Fund - Standard Class	19,040	(25,440)	(6,400)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	3,044	(5,588)	(2,544)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	241	(4,360)	(4,119)
LVIP SSGA International Index Fund - Standard Class	3,410	(3,806)	(396)
LVIP SSGA International Managed Volatility Fund - Standard Class	4,855	(274)	4,581
LVIP SSGA S&P 500 Index Fund - Standard Class	36,819	(287,994)	(251,175)
LVIP SSGA Small-Cap Index Fund - Standard Class	15,831	(93,547)	(77,716)
LVIP T. Rowe Price 2010 Fund - Standard Class	1,401	(23,629)	(22,228)
LVIP T. Rowe Price 2020 Fund - Standard Class	42,894	(3,209)	39,685
LVIP T. Rowe Price 2030 Fund - Standard Class	31,871	(19,804)	12,067
LVIP T. Rowe Price 2040 Fund - Standard Class	15,933	(12,237)	3,696
LVIP T. Rowe Price 2050 Fund - Standard Class	8,936	(9,700)	(764)

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	6,252	(50,965)	(44,713)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	9,629	(69,976)	(60,347)
T. Rowe Price International Stock Portfolio	1,940	(30,759)	(28,819)

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	30,553	(46,867)	(16,314)
AB VPS Large Cap Growth Portfolio - Class B	31,196	(97,973)	(66,777)
American Century VP Balanced Fund - Class I	6,382	(34,056)	(27,674)
American Funds Global Growth Fund - Class 2	3,691	(21,903)	(18,212)
American Funds Growth Fund - Class 2	35,570	(141,059)	(105,489)
American Funds Growth-Income Fund - Class 2	36,020	(86,265)	(50,245)
American Funds International Fund - Class 2	5,982	(49,119)	(43,137)
BlackRock Global Allocation V.I. Fund - Class I	3,445	(6,527)	(3,082)
Delaware VIP® Small Cap Value Series - Service Class	8,967	(31,344)	(22,377)
DWS Alternative Asset Allocation VIP Portfolio - Class A	453	(1,290)	(837)
Fidelity® VIP Asset Manager Portfolio - Initial Class	3,264	(22,465)	(19,201)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	17,763	(81,139)	(63,376)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	39,496	(25,383)	14,113
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	20,096	(21,192)	(1,096)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	4,818	(337)	4,481
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	10,473	(5,895)	4,578
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	1,519	(4,215)	(2,696)
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	430	(895)	(465)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	10,729	(3,237)	7,492
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	2,219	(30)	2,189
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	840	(139)	701
Fidelity® VIP Government Money Market Portfolio - Initial Class	980	(458)	522
Fidelity® VIP Growth Portfolio - Initial Class	13,392	(63,009)	(49,617)
Janus Henderson Global Research Portfolio - Institutional Shares	5,847	(27,451)	(21,604)
LVIP Baron Growth Opportunities Fund - Service Class	9,918	(26,019)	(16,101)
LVIP BlackRock Advantage Allocation Fund - Standard Class	415	(1)	414
LVIP BlackRock Global Real Estate Fund - Standard Class	4,854	(16,251)	(11,397)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,744	(2,320)	(576)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	28,636	(31,668)	(3,032)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,856	(4,273)	(2,417)
LVIP Delaware Bond Fund - Standard Class	22,332	(24,590)	(2,258)
LVIP Delaware Diversified Floating Rate Fund - Service Class	1,740	(1,735)	5
LVIP Delaware Diversified Income Fund - Standard Class	46,799	(33,139)	13,660
LVIP Delaware High Yield Fund - Standard Class	26,897	(31,272)	(4,375)
LVIP Delaware REIT Fund - Service Class	4,016	(23,794)	(19,778)
LVIP Delaware SMID Cap Core Fund - Service Class	4,052	(14,319)	(10,267)
LVIP Delaware Social Awareness Fund - Standard Class	5,135	(22,216)	(17,081)
LVIP Delaware Wealth Builder Fund - Standard Class	6,487	(2,798)	3,689
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	5,473	(29,520)	(24,047)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	464	(11)	453
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	953	(1,778)	(825)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	6,648	(25,337)	(18,689)
LVIP Global Income Fund - Standard Class	1,376	(2,131)	(755)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	21,332	(6,794)	14,538
LVIP JPMorgan Retirement Income Fund - Standard Class	3,612	(13,342)	(9,730)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,611	(2,297)	314
LVIP Mondrian International Value Fund - Standard Class	2,250	(17,936)	(15,686)
LVIP SSGA Bond Index Fund - Standard Class	22,158	(48,881)	(26,723)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	30,112	(67,509)	(37,397)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	6,071	(10,646)	(4,575)
LVIP SSGA International Index Fund - Standard Class	2,678	(1,453)	1,225
LVIP SSGA International Managed Volatility Fund - Standard Class	8,252	(4,073)	4,179

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA S&P 500 Index Fund - Standard Class	79,763	(471,551)	(391,788)
LVIP SSGA Small-Cap Index Fund - Standard Class	22,353	(105,537)	(83,184)
LVIP T. Rowe Price 2010 Fund - Standard Class	1,075	(1,205)	(130)
LVIP T. Rowe Price 2020 Fund - Standard Class	4,369	(25,073)	(20,704)
LVIP T. Rowe Price 2030 Fund - Standard Class	27,605	(12,889)	14,716
LVIP T. Rowe Price 2040 Fund - Standard Class	21,371	(22,245)	(874)
LVIP T. Rowe Price 2050 Fund - Standard Class	17,503	(8,984)	8,519
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	10,727	(51,935)	(41,208)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	28,081	(69,195)	(41,114)
T. Rowe Price International Stock Portfolio	11,664	(27,642)	(15,978)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life & Annuity Variable Annuity Account L ("Variable Account"), as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young, LLP

We have served as the Variable Account's Auditor since 1996.
Philadelphia, Pennsylvania
April 20, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS Large Cap Growth Portfolio - Class B	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP Balanced Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Growth Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth-Income Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds International Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Government Money Market Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Advantage Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Diversified Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware High Yield Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware REIT Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware SMID Cap Core Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
T. Rowe Price International Stock Portfolio	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021